Exhibit 10.7

EXECUTION VERSION

HERTZ VEHICLE FINANCING III LLC,
as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and as Securities Intermediary

BASE INDENTURE

Dated as of June 29, 2021

Rental Car Asset Backed Notes
(Issuable in Series)

i

(Continued)

(Continued)

(Continued)

This BASE INDENTURE, dated as of June 29, 2021, between HERTZ VEHICLE FINANCING III LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“HVF III” or the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”).

W I T N E S S E T H:

WHEREAS, HVF III has duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more Series of Rental Car Asset Backed Notes (the “Notes”), issuable as provided in this Base Indenture; and

WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of HVF III, in accordance with its terms, have been done, and HVF III proposes to do all the things necessary to make the Notes, when executed by HVF III and authenticated and delivered by the Trustee hereunder and duly issued by HVF III, the legal, valid and binding obligations of HVF III as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders, as follows:

Article I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.            Definitions.

Capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule I (the “Definitions List”), as such Definitions List may be amended, restated, modified or supplemented from time to time in accordance with the provisions hereof, and all capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Lease, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Lease.

Section 1.2.            Cross-References.

Unless otherwise specified, references in this Base Indenture to any Article or Section are references to such Article or Section of this Base Indenture, and, unless otherwise specified, references in any Article, Section or definition herein to any clause are references to such clause of such Article, Section or definition.

Section 1.3.            Accounting and Financial Determinations; No Duplication.

Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Base Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Base Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

Section 1.4.            Rules of Construction.

In this Base Indenture, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto, unless the context otherwise requires:

(a)           the singular includes the plural and vice versa;

(b)           references to an agreement or document shall include the preamble, recitals, all attachments, schedules, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, schedules, annexes, exhibits and joinders to such agreement or document) as amended, supplemented, restated and otherwise modified from time to time and to any successor or replacement agreement or document, as applicable (unless otherwise stated);

(c)           reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Base Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(d)           reference to any gender includes the other gender;

(e)           reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(f)            “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(g)           with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”;

(h)           references to sections of the Code also refer to any successor sections;

(i)            the language used in this Base Indenture will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party;

(j)            reference to any Related Document or other contract or agreement means such Related Document, contract or agreement as amended and restated, amended, supplemented or otherwise modified from time to time, but if applicable, only if such amendment, supplement or modification is permitted by this Base Indenture and the other applicable Related Documents; and

(k)           the use of Subclass designations, Tranche designations or other designations to differentiate Note characteristics (including, but not limited to interest rate and/or legal final maturity) within a Class will not alter the requirement that distributions to Noteholders of all Classes within a Series have the same priority unless expressly provided for in the Series Supplement for a Subclass or Tranche of such Class.

Article II

THE NOTES

Section 2.1.            Designation and Terms of Notes.

Each Series of Notes shall be substantially in the form specified in the applicable Series Supplement and shall bear, upon its face, the designation for such Series of Notes to which it belongs as selected by HVF III, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the applicable Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officer executing such Notes, as evidenced by such Authorized Officer’s execution of the Notes. All Notes of any Series of Notes, except as specified in the applicable Series Supplement, shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Series Supplement. The aggregate principal amount of Notes that may be authenticated and delivered under this Base Indenture is unlimited. The Notes of each Series of Notes shall be issued in the denominations set forth in the applicable Series Supplement.

Section 2.2.            Notes Issuable in Series.

(a)           The Notes shall be issued in one or more Series of Notes. Each Series of Notes shall be created by a Series Supplement. A Series of Notes may include separate Classes, Subclasses or Tranches as set forth in the Series Supplement for such Series. Any reference to a Series shall, unless the context requires otherwise, also include any Class, Subclass or Tranche of such Series.

(b)           Notes of a new Series of Notes may from time to time be executed by HVF III and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by the Trustee of a Company Request and upon delivery by HVF III to the Trustee, and receipt by the Trustee, of the following:

(i)            a Company Order authorizing and directing the authentication and delivery of the Notes of such new Series of Notes by the Trustee and specifying the designation of such new Series of Notes, any Classes, Subclasses or Tranches of such new Series of Notes, the Initial Principal Amount (or the method for calculating the Initial Principal Amount) of such new Notes to be authenticated and the Note Rate with respect to such new Notes;

(ii)           a Series Supplement satisfying the criteria set forth in Section 2.3 (Series Supplement for each Series of Notes) of this Base Indenture executed by HVF III, the Trustee and any other parties thereto and specifying the Principal Terms of such new Series of Notes;

(iii)           the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;

(iv)          an Officer’s Certificate of HVF III to the effect that the Rating Agency Condition with respect to each Series of Notes Outstanding (other than any such Series of Notes (A) with respect to which an Amortization Event or Potential Amortization Event is continuing as of the date of the issuance of the new Series of Notes or will occur as a result of the issuance of the new Series of Notes or (B) that is being repaid in full with the proceeds of the Notes issued pursuant to such Series Supplement) shall have been satisfied with respect to such issuance;

(v)           an Officer’s Certificate of HVF III dated as of the applicable Series Closing Date to the effect that (A) no Limited Liquidation Event of Default or Enhancement Deficiency with respect to any Series of Notes Outstanding is continuing or will occur as a result of the issuance of a new Series of Notes, (B) no Liquidation Event of Default, Aggregate Asset Amount Deficiency, Operating Lease Event of Default or Potential Operating Lease Event of Default is continuing or will occur as a result of the issuance of a new Series of Notes, (C) consent has been obtained from the Required Series Noteholders of each Series of Notes with respect to which an Amortization Event or Potential Amortization Event is continuing as of the date of the issuance of the new Series of Notes or will occur as a result of the issuance of the new Series of Notes, if, in any such case, such existing Series of Notes will not be refinanced with the proceeds of the issuance of such new Series of Notes, (D) all conditions precedent set forth in this Section 2.2 (Notes Issuable in Series) of this Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been satisfied and (E) all conditions precedent set forth in Section 2.3 (Series Supplement for each Series of Notes) of this Base Indenture with respect to the execution of the related Series Supplement have been complied with in all material respects;

(vi)          a Tax Opinion;

(vii)         with respect to each Series Related Document (other than the Series Supplement or the HVF III LLC Agreement), evidence (in the form of an Officer’s Certificate of HVF III) that each party to such Series Related Document has covenanted and agreed in such Series Related Document that, prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against HVF III any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law;

(viii)        unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the applicable Series Closing Date, substantially to the effect that:

(A)	all conditions precedent provided for in Section 2.2 (Notes Issuable in Series) of this Base Indenture and in any conditions precedent section specified in the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with in all material respects, and all conditions precedent set forth in Section 2.2 (Notes Issuable in Series) of this Base Indenture and in any conditions precedent section of the related Series Supplement with respect to the execution of the related Series Supplement have been complied with in all material respects; provided no such Opinion of Counsel shall be required on the Initial Closing Date or on the closing occurring on June 30, 2021;

(B)	the related Series Supplement has been duly authorized, executed and delivered by HVF III;

(C)	the new Series of Notes when executed, authenticated and delivered by the Trustee, and issued by HVF III in the manner and paid for and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of HVF III, enforceable against HVF III in accordance with their terms, subject, in the case of enforcement, to normal qualifications regarding bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(D)	the related Series Supplement is a valid and binding agreement of HVF III, enforceable in accordance with its terms, subject to normal qualifications regarding bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(E)	the Trustee has a valid and perfected security interest in the Indenture Collateral;

(F)	any consents that any existing Series Supplement requires for the issuance of any new Series of Notes have been obtained; and

(G)	such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

(c)           Upon satisfaction of the conditions set forth in clause (b) above, the Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by HVF III.

(d)           Upon the request of HVF III and receipt by the Trustee of the documents described in this Section 2.2 (Notes Issuable in Series) of this Base Indenture, the Trustee shall join with HVF III in the execution of any Series Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such Series Supplement that affects its own rights, duties or immunities under this Base Indenture or otherwise. Any Series Supplement that satisfies the conditions precedent set forth in this Section 2.2 (Notes Issuable in Series) of this Base Indenture shall not be required to satisfy any other conditions set forth herein.

Section 2.3.            Series Supplement for each Series of Notes.

In conjunction with the issuance of a new Series of Notes, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Notes (or, to the extent applicable, each Class, Subclass or Tranche of Notes), which shall include:

(i)             its name or designation;

(ii)            its Initial Principal Amount or the method of calculating its Initial Principal Amount;

(iii)           its Note Rate;

(iv)           its Series Closing Date;

(v)           each Rating Agency rating such Series of Notes, if any;

(vi)          the name of the Clearing Agency, if any;

(vii)         the interest payment date or dates and the date or dates from which interest shall accrue;

(viii)        the method of allocating Collections to such Series of Notes;

(ix)           whether the Notes of such Series will be issued in multiple Classes, Subclasses or Tranches and, if so, the method of allocating Collections allocated to such Series among such Classes and the rights and priorities of each such Class, Subclass or Tranche;

(x)            the method by which the principal amount of the Notes of such Series of Notes shall amortize or accrete, if any;

(xi)           the names of any Series Accounts to be used by such Series of Notes and the terms governing the operation of any such account and the use of moneys therein;

(xii)          any deposit of funds to be made in any Series Account on the applicable Series Closing Date;

(xiii)         the terms of any related Enhancement and the Enhancement Provider thereof, if any;

(xiv)         whether the Notes of such Series of Notes may be issued in bearer form and any limitations imposed thereon;

(xv)          the Legal Final Payment Date(s) for such Notes;

(xvi)         terms with respect to any Series-Specific Collateral providing:

(A)	for the definition of such Series-Specific Collateral;

(B)	that such Series-Specific Collateral shall secure only those Notes issued pursuant to such Series Supplement;

(C)	that no other Series of Notes shall be entitled to the benefit of such Series-Specific Collateral; and

(D)	that if it is determined that the Noteholders of such Series of Notes have any right, title or interest in, to or under the Series-Specific Collateral with respect to any other Series of Notes (the “Other Series Collateral”), then such Noteholders agree that their right, title and interest in, to or under such Other Series Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to such Other Series Collateral and in such case, such Series Supplement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code;

(xvii)        the method by which the Required Series Noteholders are determined for such Series of Notes for purposes of voting and directions under this Base Indenture;

(xviii)       any special voting provision permitted by Section 2.17 (Special Voting Provisions) of this Base Indenture; and

(xix)         any other relevant terms of such Series of Notes that do not change the terms of any Series of Notes Outstanding (all such terms in this Section 2.3 (Series Supplement for each Series of Notes), the “Principal Terms” of such Series of Notes).

Section 2.4.            Execution and Authentication.

(a)           Each Series of Notes shall, upon issue in accordance with Section 2.2 (Notes Issuable in Series) of this Base Indenture, be executed on behalf of HVF III by an Authorized Officer and delivered by HVF III to the Trustee for authentication and redelivery as provided herein. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, such Note shall nevertheless be valid.

(b)           At any time and from time to time after the execution and delivery of this Base Indenture, HVF III may deliver Notes of any particular Series of Notes executed by HVF III to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee, in accordance with such Company Order and this Base Indenture, shall authenticate and deliver such Notes.

(c)           No Note shall be entitled to any benefit under this Base Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly authenticated by the Trustee by the manual, facsimile, portable document format (PDF) or electronic signature of a Trust Officer. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Base Indenture. The Trustee may appoint an authenticating agent acceptable to HVF III to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Base Indenture to authentication by the Trustee includes authentication by such agent. The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Notes of a Series of Notes issued under the within mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(d)           Each Note shall be dated and issued as of the date of its authentication by the Trustee.

(e)           Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by HVF III as contemplated by the applicable Series Supplement, and HVF III shall deliver such Note to the Trustee for cancellation as provided in Section 2.14 (Cancellation) of this Base Indenture together with a written statement (which need not comply with Section 13.4 (Statements Required in Certificate and Opinion of Counsel) of this Base Indenture and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by HVF III as contemplated by the applicable Series Supplement, for all purposes of this Base Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Base Indenture.

(f)            The Trustee shall have the right to decline to authenticate and deliver any Notes under this Section 2.4 (Execution and Authentication) if the Trustee, based on the written advice of counsel, determines that such action may not lawfully be taken.

Section 2.5.            Registrar and Paying Agent.

HVF III shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the “Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a) (Eligibility Disqualification)) of this Base Indenture (“Paying Agent”) at whose office or agency Notes may be presented for payment. The Registrar shall keep a register of the Notes and of their transfer and exchange (the “Note Register”). HVF III may appoint one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent and the term “Registrar” includes any co-registrars. HVF III may change any Paying Agent or Registrar without prior notice to any Noteholder. HVF III shall notify the Trustee in writing of the name and address of any Agent not a party to this Base Indenture. The Trustee is hereby initially appointed as the Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

Section 2.6.            Paying Agent to Hold Money in Trust.

(a)           HVF III shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 2.6 (Paying Agent to Hold Money in Trust), that such Paying Agent shall:

(i)             hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)           give the Trustee notice of any default by HVF III of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)            at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

(iv)           immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and

(v)           comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding

(vi)            taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(b)           HVF III at any time, for the purpose of obtaining the satisfaction and discharge of this Base Indenture or for any other purpose, by Company Order may direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(c)           Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to HVF III on Company Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to HVF III for payment thereof (but only to the extent of the amounts so paid to HVF III), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, at the expense of HVF III, may cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and in a newspaper customarily published on each Business Day and of general circulation in London, if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to HVF III. The Trustee may also adopt and employ, at the expense of HVF III, any other reasonable means of notification of such repayment.

Section 2.7.            Noteholder List.

The Trustee shall furnish or cause to be furnished by the Registrar to HVF III or the Paying Agent, within five (5) Business Days after receipt by the Trustee of a request therefor from HVF III or the Paying Agent, respectively, in writing, a list in such form as HVF III or the Paying Agent may reasonably require, of the names and addresses of the Noteholders of each Series of Notes (and, to the extent available, any Class, Subclass or Tranche of Notes) as of the most recent Record Date for payments to such Noteholders. Unless otherwise provided in the applicable Series Supplement, any Noteholders of any Series of Notes having an aggregate Principal Amount of not less than 25% of the aggregate Principal Amount of such Series of Notes (the “Applicants”) may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series of Notes with respect to their rights under this Base Indenture or under the Notes and is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses and thereafter promptly after the receipt of such application (but in no event later than five (5) Business Days after having been so indemnified following such receipt), shall afford or shall cause the Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Trustee and shall give HVF III notice that such request has been made. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request. Every Noteholder, by receiving and holding a Note, agrees with the Trustee that none of the Trustee, the Registrar, or any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the source from which such information was obtained.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Trustee is not the Registrar, HVF III shall furnish to the Trustee at least seven (7) Business Days before each Payment Date and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders of each Series of Notes.

Section 2.8.            Transfer and Exchange.

(a)           Upon surrender for registration of transfer of any Note at the office or agency of the Registrar, if the requirements of Section 2.8(f) (Transfer and Exchange) of this Base Indenture and Section 8-401(a) of the UCC are met, HVF III shall execute and after HVF III has executed, the Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class, Subclass or Tranche and a like Principal Amount. At the option of any Noteholder, Notes may be exchanged for other Notes of the same Series of Notes and Class, Subclass or Tranche in authorized denominations of like Principal Amount, upon surrender of the Notes to be exchanged at any office or agency of the Registrar maintained for such purpose. Whenever Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, HVF III shall execute and after HVF III has executed, the Trustee shall authenticate and deliver to the Noteholder, the Notes that the Noteholder making the exchange is entitled to receive.

(b)           Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by, the Noteholder thereof or such Noteholder’s attorney duly authorized in writing and (ii) accompanied by such other documents as the Trustee may require, which shall be duly executed by the Noteholder thereof or such Noteholder’s attorney, duly authorized in writing, with a medallion signature guarantee. HVF III shall execute and deliver to the Trustee or the Registrar, as applicable, Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Base Indenture and the Notes.

(c)           All Notes issued upon any registration of transfer or exchange of the Notes shall be the valid obligations of HVF III, evidencing the same debt, and entitled to the same benefits under this Base Indenture, as the related Notes surrendered upon such registration of transfer or exchange.

(d)           The preceding provisions of this Section 2.8 (Transfer and Exchange) notwithstanding, the Trustee or the Registrar, as the case may be, shall not be required to register the transfer or exchange of any Note for a period of fifteen (15) days preceding the due date for payment in full of such Notes.

(e)           Unless otherwise provided in the applicable Series Supplement, no service charge shall be payable for any registration of transfer or exchange of Notes, but HVF III or the Registrar may require payment by the Noteholder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

(f)            Unless otherwise provided in the applicable Series Supplement, registration of transfer of Notes containing a legend relating to the restrictions on transfer of such Notes (which legend shall be set forth in the applicable Series Supplement) shall be effected only if the conditions set forth in such applicable Series Supplement are satisfied. Notwithstanding any other provision of this Section 2.8 (Transfer and Exchange) and except as otherwise provided in Section 2.13 (Definitive Notes) of this Base Indenture, the typewritten Note or Notes representing Book-Entry Notes for any Series of Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series of Notes, or to a successor Clearing Agency for such Series of Notes selected or approved by HVF III or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.8 (Transfer and Exchange) and Section 2.12 (Book-Entry Notes) of this Base Indenture.

(g)           If, as specified in the Series Supplement, the Notes are listed on any exchange, the Trustee or its agent, as the case may be, shall send to HVF III upon any transfer or exchange of any Note information reflected in the copy of the register for the Notes maintained by the Registrar or its agent, as the case may be.

(h)           The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Base Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Clearing Agency Participants or Note Owners of any global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Base Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(i)            Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Clearing Agency.

Section 2.9.            Persons Deemed Owners.

Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and HVF III may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, any Agent nor HVF III shall be affected by notice to the contrary.

Section 2.10.          Replacement Notes.

(a)           If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold HVF III and the Trustee harmless then, provided that the requirements of Section 8-405 of the UCC are met, HVF III shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, instead of issuing a replacement Note, HVF III may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, HVF III and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by HVF III or the Trustee in connection therewith.

(b)           Upon the issuance of any replacement Note under this Section 2.10 (Replacement Notes), HVF III may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

(c)           Every replacement Note issued pursuant to this Section 2.10 (Replacement Notes) in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Base Indenture equally and proportionately with any and all other Notes of the same Class and Series of Notes duly issued hereunder.

(d)           The provisions of this Section 2.10 (Replacement Notes) are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.11.          Treasury Notes.

In determining whether the Noteholders of the required Principal Amount of Notes have concurred in any direction, waiver or consent, Notes owned by HVF III or any Affiliate of HVF III (other than an Affiliate Issuer) shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer has received written notice of such ownership shall be so disregarded. Absent written notice to the Trustee of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual owners of the Notes.

Section 2.12.          Book-Entry Notes.

(a)           Unless otherwise provided in any applicable Series Supplement, the Notes of each Series of Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Series Supplement (the “Depository”) which shall be the Clearing Agency on behalf of such Series of Notes. The Notes of each Series of Notes shall, unless otherwise provided in the applicable Series Supplement, initially be registered on the Note Register in the name of the Clearing Agency or the nominee of the Clearing Agency. No Note Owner will receive a definitive note representing such Note Owner’s interest in the related Series of Notes, except as provided in Section 2.13 (Definitive Notes) of this Base Indenture. Unless and until definitive, fully registered Notes of any Series, Class, Subclass or Tranche of Notes (“Definitive Notes”) have been issued to Note Owners pursuant to Section 2.13 (Definitive Notes) of this Base Indenture:

(i)             the provisions of this Section 2.12 (Book-Entry Notes) shall be in full force and effect with respect to each such Series, Class, Subclass or Tranche of Notes;

(ii)            HVF III, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency and the applicable Clearing Agency Participants for all purposes (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Noteholder of such Series, Class, Subclass or Tranche of Notes, and shall have no obligation to the Note Owners;

(iii)           to the extent that the provisions of this Section 2.12 (Book-Entry Notes) conflict with any other provisions of this Base Indenture, the provisions of this Section 2.12 (Book-Entry Notes) shall control with respect to each such Series, Class, Subclass or Tranche of Notes;

(iv)          the rights of Note Owners of each such Series, Class, Subclass or Tranche of Notes shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Base Indenture to actions by the Noteholders (or the portion of the Noteholders represented by the Noteholders of such Series, Class, Subclass or Tranche of Notes) shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Base Indenture to distributions, notices, reports and statements to the Noteholders (or the portion of the Noteholders represented by the Noteholders of such Series, Class, Subclass or Tranche of Notes) shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Notes of such Series, Class, Subclass or Tranche of Notes, for distribution to the Note Owners in accordance with the procedures of the Clearing Agency; and

(v)           whenever this Base Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the principal amount of the Outstanding Notes of any Series, Class, Subclass or Tranche, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Outstanding Notes and has delivered such instructions to the Trustee.

Pursuant to the Depository Agreement applicable to a Series, Class, Subclass or Tranche of Notes, unless and until Definitive Notes of such Series, Class, Subclass or Tranche of Notes are issued pursuant to Section 2.13 (Definitive Notes) of this Base Indenture, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants.

(b)           Whenever notice or other communication to any Noteholder is required under this Base Indenture, unless and until Definitive Notes shall have been issued to the Note Owner with respect thereto pursuant to Section 2.13 (Definitive Notes) of this Base Indenture, the Trustee and HVF III shall give all such notices and communications specified herein to be given to such Noteholder to the applicable Clearing Agency for distribution to such Note Owner.

Section 2.13.          Definitive Notes.

(a)           The Notes of any Series, Class, Subclass or Tranche of Notes, to the extent provided in the related Series Supplement, upon original issuance, may be issued in the form of Definitive Notes. The applicable Series Supplement shall set forth the legend relating to the restrictions on transfer of such Definitive Notes and such other restrictions as may be applicable.

(b)           With respect to the Notes of any Series, Class, Subclass or Tranche of Notes issued in the form of typewritten Notes representing the Book-Entry Notes, if:

(i)             both (A) HVF III advises the Trustee in writing that the Clearing Agency with respect to any Series, Class, Subclass or Tranche of Notes is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement and (B) the Trustee or HVF III is unable to locate a qualified successor;

(ii)            the Required Series Noteholders with respect to any Series, Class, Subclass or Tranche of Notes Outstanding direct the Trustee in writing to terminate the book-entry system through the Clearing Agency with respect to such Series, Class, Subclass or Tranche of Notes; or

(iii)          during the continuance of an Amortization Event with respect to any Series, Class, Subclass or Tranche of Notes Outstanding, the Majority Indenture Investors advise the Trustee and the applicable Clearing Agency through the Note Owners and applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency is no longer in the best interests of the Note Owners, then the Trustee shall notify all Clearing Agency Participants who hold such Notes, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners of such Notes. Upon surrender to the Trustee of the Notes of such Notes by the applicable Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, HVF III shall execute and the Trustee shall authenticate, upon receipt of a Company Order, and deliver Definitive Notes in accordance with the instructions of the Clearing Agency. Neither HVF III nor the Trustee shall be liable for any delay in delivery of such instructions and may each conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, Class, Subclass or Tranche of Notes all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Noteholders of the Definitive Notes of such Series, Class, Subclass or Tranche of Notes as Noteholders of such Series, Class, Subclass or Tranche of Notes hereunder.

Section 2.14.          Cancellation.

HVF III may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which HVF III may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and the principal of and all accrued interest on all such cancelled Notes shall be deemed to have been paid in full (and such payment of principal and interest shall be deemed to have been made to the relevant Noteholders) and such cancelled Notes shall be deemed no longer to be outstanding for all purposes hereunder. HVF III may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be disposed of in accordance with the Trustee’s standard disposition procedures unless HVF III shall direct that cancelled Notes be returned to it pursuant to a Company Order.

Section 2.15.          Principal and Interest.

(a)           The principal of each Series of Notes (and each Class, Subclass or Tranche to the extent applicable) shall be payable at the times and in the amount set forth in the applicable Series Supplement.

(b)           Each Series of Notes (and each Class, Subclass or Tranche to the extent applicable) shall accrue interest as provided in the applicable Series Supplement and such interest shall be payable at the times and in the amount set forth in the applicable Series Supplement.

(c)           Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Payment Date for such Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

(d)           Unless otherwise provided in the applicable Series Supplement for any Series of Notes, if HVF III defaults in the payment of interest on the Notes, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, at the option of HVF III, shall cease to be payable to the Persons who were Noteholders of such Notes on the applicable Record Date and HVF III shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Notes on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in the applicable Series Supplement and in the Notes. HVF III shall fix or cause to be fixed each such special record date and payment date, and at least fifteen (15) days before the special record date, HVF III (or the Trustee, in the name of and at the expense of HVF III) shall deliver to the Noteholders of such Notes a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.16.          Tax Treatment.

HVF III has structured this Base Indenture and each existing Series Supplement and will structure each future Series Supplement and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

Section 2.17.          Special Voting Provisions.

For purposes of any vote or direction to the Trustee under this Base Indenture (and not, for the avoidance of doubt, any vote or direction to the Trustee that relates to one or more Series of Notes but not all Series of Notes), including for the purposes of determining a vote of the Majority Indenture Investors, a Series Supplement may specify a method of voting the principal amount of any Notes of such Series for which the Trustee has not received responses from Noteholders of such Series, including designating a representative to vote or using a formula to vote the principal amount of such Notes; provided that, such voting provision will be inapplicable to all votes or directions (including for the purposes of determining a vote of the Majority Indenture Investors) if either (1) the Required Series Noteholders of any Series of Notes instructs the Trustee to disregard such method of voting for all Series of Notes Outstanding or (2) HVF III instructs the Trustee to disregard such method of voting for all Series of Notes Outstanding.

Article III

SECURITY

Section 3.1.            Grant of Security Interest.

(a)           To secure the Note Obligations, HVF III hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Noteholders and the Trustee, and hereby grants to the Trustee, for the benefit of such Noteholders and the Trustee, a security interest in, all of the following property now owned or at any time hereafter acquired by HVF III or in which HVF III now has or at any time in the future may acquire any right, title or interest (collectively, the “Indenture Collateral”):

(i)             the Lease Related Agreements, including, without limitation, all monies relating to such Vehicle Collateral or the Note Obligations due and to become due to HVF III under or in connection with the Lease Related Agreements, whether payable as Rent, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Lease Related Agreements or otherwise, all security for amounts so payable thereunder and all rights, remedies, powers, privileges and claims of HVF III against any other party under or with respect to the Lease Related Agreements (whether arising pursuant to the terms of such Lease Related Agreements or otherwise available to HVF III at law or in equity) as and to the extent such rights, remedies, powers, privileges and claims relate to the Vehicle Collateral or the Note Obligations, the right to enforce any of the Lease Related Agreements to the extent they relate to the Vehicle Collateral or the Note Obligations and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Lease Related Agreements or the obligations of any party thereunder, in each case as and to the extent such consents, requests, notices, directions, approvals, extensions or waivers relate to the Vehicle Collateral or the Note Obligations;

(ii)            without duplication, the Related Documents (other than the Lease Related Agreements), including all monies due and to become due to HVF III under or in connection with any such Related Document, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any provision of any such Related Document, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of HVF III against any other party under or with respect to any such Related Document (whether arising pursuant to the terms of such Related Document or otherwise available to HVF III at law or in equity), the right to enforce any such Related Document as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to any such Related Document or the obligations of any party thereunder;

(iii)           without duplication, the Manufacturer Programs, including all monies due and to become due to HVF III under or in connection with any such Manufacturer Program, including any Sale Receivables and other Manufacturer Receivables, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any provision of any such Manufacturer Program, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of HVF III against any other party under or with respect to any such Manufacturer Program (whether arising pursuant to the terms of such Manufacturer Program or otherwise available to HVF III at law or in equity), the right to enforce any such Manufacturer Program as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to any such Manufacturer Program or the obligations of any party thereunder;

(iv)          (A) the Collection Account, including any security entitlement with respect to any Financial Assets credited thereto, (B) all monies on deposit from time to time in the Collection Account, (C) all certificates and instruments, if any, representing or evidencing any or all of the Collection Account or the funds on deposit therein from time to time, (D) all investments made at any time and from time to time with monies in the Collection Account, whether constituting securities, instruments, general intangibles, investment property, Financial Assets or other property, (E) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Collection Account, the funds on deposit therein from time to time or the investments made with such funds and (F) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (A) through (F), the “Account Collateral”);

(v)             all Investment Property;

(vi)            all Incentive Receivables, all monies payable to HVF III thereunder or in connection therewith, all rights, remedies, powers, privileges and claims of HVF III against the related Manufacturer or any other party under or with respect to any such Incentive Receivables and the right to enforce such Incentive Receivables and the obligations of the Manufacturer or any party thereunder or with respect thereto;

(vii)           all additional property that may from time to time hereafter (pursuant to the terms of this Base Indenture or otherwise) be subjected to the grant and pledge hereof by HVF III or by anyone on its behalf; and

(viii)          to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, provided that the foregoing shall exclude any Series-Specific Collateral and all Proceeds and products thereof.

(b)         To secure the Note Obligations, HVF III hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Collateral Agent or the Vehicle-Only Collateral Agent (as the case may be), in each case, under the Collateral Agency Agreement for the benefit of the Trustee, on behalf of the Noteholders and the Trustee, of a continuing first priority perfected Lien on all right, title and interest of HVF III in, to and under the Vehicle Collateral.

(c)          The foregoing grant is made in trust to secure the Note Obligations and to secure compliance with the provisions of this Base Indenture and any Series Supplement, all as provided in this Base Indenture. The Trustee, as trustee on behalf of itself and the Noteholders, acknowledges such grant, accepts the trusts under this Base Indenture in accordance with the provisions of this Base Indenture agrees to perform its duties required in this Base Indenture. Except as otherwise stated in any Series Supplement, the Collateral shall secure the Notes equally and ratably without prejudice, priority or distinction.

(d)         The Collateral has been pledged to the Trustee to secure each Series of Notes. For all purposes hereunder and for the avoidance of doubt, the Indenture Collateral will be held by the Trustee solely for the benefit of the Noteholders and the Trustee.

Section 3.2.             Certain Rights and Obligations of HVF III Unaffected.

(a)         Actions With Respect to Related Documents. Without derogating from the absolute nature of the assignment granted to the Trustee under this Base Indenture or the rights of the Trustee hereunder, unless an Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default has occurred and is continuing, subject to the provisions of Section 3.3 (Performance of Related Documents) herein and except to the extent prohibited by Section 8.7 (Actions under the Related Documents), HVF III shall be permitted (subject to the Trustee’s right (acting at the direction of the Required Series Noteholders) to revoke such permission in the event of an Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default) to give all requests, notices, directions, approvals, extensions or waivers, if any, that are required to be given in the normal course of business (which, for the avoidance of doubt, does not include waivers of defaults under, or consent to amendments or modifications of, any of the Related Documents) to any Person in accordance with the terms of the Related Documents. For the avoidance of doubt, without limiting the rights of the Trustee or the Lessor under the Lease, so long as no Servicer Default, Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default has occurred and is continuing, HVF III shall not be required to take any action or exercise any rights, remedies, powers or privileges with respect to any Manufacturer to the extent the Servicer determines that such inaction or failure to exercise is in accordance with the Servicing Standard.

(b)         Assignment of Collateral to Trustee. The assignment of the Collateral to the Trustee on behalf of the Noteholders and the Trustee shall not (i) relieve HVF III from the performance of any term, covenant, condition or agreement on HVF III’s part to be performed or observed under or in connection with any of the Lease Related Agreements or any of the Manufacturer Programs or from any liability to any Person thereunder or (ii) impose any obligation on the Trustee or any such Noteholders to perform or observe any such term, covenant, condition or agreement on HVF III’s part to be so performed or observed or impose any liability on the Trustee or any of the Noteholders for any act or omission on the part of HVF III or from any breach of any representation or warranty on the part of HVF III.

(c)          Indemnification of Trustee. HVF III shall indemnify and hold harmless the Trustee against any and all loss, liability or expense (including the reasonable fees and expenses of counsel) incurred by it in connection with enforcing this Base Indenture or any Related Document or preserving any of its rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Trustee that constitutes negligence or willful misconduct by the Trustee or any other indemnified person hereunder. The indemnification provided for in this Section 3.2(c) (Certain Rights and Obligations of HVF III Unaffected) shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Base Indenture or any Series Supplement.

Section 3.3.             Performance of Related Documents.

Upon the occurrence of an Amortization Event, Liquidation Event of Default, Limited Liquidation Event of Default or a default or breach by any Person party to any Related Document or a Manufacturer Program, promptly following a request from the Trustee or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent), in each case, acting at the direction of a the Required Series Noteholders or the Majority Indenture Investors, as applicable and at HVF III’s expense, HVF III agrees to take all such lawful action HVF III determines to be reasonably necessary to compel or secure the performance and observance by: (i) Hertz Vehicles LLC, HGI, the Administrator, the Servicer, the Lessee, or any other party to any of the Related Documents of its obligations to HVF III, and (ii) a Manufacturer under a Manufacturer Program of its obligations to HVF III, solely to the extent that such obligations relate to or otherwise affect the Collateral, including, without limitation, any obligations of such Manufacturer to HGI or Hertz, as applicable, that have been assigned to HVF III and constitute a part of the Collateral, in each case in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges relating to the Collateral as are lawfully available to HVF III to the extent and in the manner directed by the Trustee or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent), in each case, acting at the direction of the Required Series Noteholders or the Majority Indenture Investors, as applicable, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by Hertz Vehicles LLC, HGI, the Administrator, the Servicer, the Lessee, or such other party to any of the Related Documents or by a Manufacturer under a Manufacturer Program, of their respective obligations thereunder. If (i) HVF III shall have failed, within thirty (30) days of receiving such direction of the Trustee or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent), as applicable, to take commercially reasonable action to accomplish such directions of the Trustee or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent), as applicable, (ii) HVF III refuses to take any such action, (iii) the Required Series Noteholders with respect to which a Limited Liquidation Event of Default has occurred or the Majority Indenture Investors, as applicable, reasonably determines that such action must be taken immediately or (iv) an Amortization Event with respect to any Series of Notes, any Limited Liquidation Event of Default or any Liquidation Event of Default has occurred and is continuing, in any such case the Required Series Noteholders of such Series or the Majority Indenture Investors, as applicable, may, but shall not be obligated to, direct the Trustee or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent), as applicable, to take, at the expense of HVF III, such previously directed action and any related action permitted under this Base Indenture, provided such Required Series Noteholders or the Majority Indenture Investors, as applicable, thereafter determines is appropriate (without the need under this provision or any other provision under this Base Indenture to direct HVF III to take such action), on behalf of HVF III and the Noteholders. Notwithstanding anything herein to the contrary, commencing on the first date on which no Notes is Outstanding, the obligations, covenants and agreements set forth in this Section 3.3 (Performance of Related Documents) shall terminate in full.

Section 3.4.             Release of Indenture Collateral.

(a)          The Trustee shall, when required by the provisions of this Base Indenture or any Series Supplement, execute instruments to release property from the lien of this Base Indenture or any or all Series Supplements, as applicable, or convey the Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Base Indenture or such Series Supplements, as applicable. No party relying upon an instrument executed by the Trustee as provided in this Section 3.4 (Release of Indenture Collateral) shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)          In accordance with the Collateral Agency Agreement, from and after the earliest of (i) in the case of a Program Vehicle subject to a Repurchase Program, the Turnback Date for such Program Vehicle, (ii) in the case of a Program Vehicle subject to a Guaranteed Depreciation Program, the date of sale of such Program Vehicle by an auction dealer to a third party, (iii) in the case of a Non-Program Vehicle, the date of the deposit of the Disposition Proceeds of such Non-Program Vehicle by or on behalf of HVF III into the Collection Account or a Collateral Account, (iv) in the case of a Casualty, the date the related Casualty Payment Amount is deposited into the Collection Account and (v) in the case of a Rejected Vehicle that was a new Vehicle at the time of rejection, the date the related payment for such Rejected Vehicle is deposited into the Collection Account, such Vehicle and the related Certificate of Title shall automatically be released from the lien of the Collateral Agency Agreement. Any Lien of the Trustee on the Vehicles shall automatically be deemed to be released concurrently with any release of the Lien of the Collateral Agent or the Vehicle-Only Collateral Agent as provided in the Collateral Agency Agreement.

(c)          The Trustee shall, at such time when (a) there are no Notes Outstanding, (b) all Note Obligations due shall have been fully paid and satisfied, (c) the obligations of each Enhancement Provider under any Enhancement and Related Documents have terminated, and (d) any Enhancement shall have terminated, release any remaining portion of the Collateral from the lien of this Base Indenture and release to HVF III any amounts then on deposit in or credited to the Collection Account. The Trustee shall release property from the lien of this Base Indenture pursuant to this Section 3.4(c) (Release of Indenture Collateral) only upon receipt of a Company Order accompanied by an Officer’s Certificate and an Opinion of Counsel meeting the applicable requirements of Sections 3.5 (Opinion of Counsel and Officer’s Certificates) and 13.14 (Termination; Collateral) of this Base Indenture.

Section 3.5.             Opinion of Counsel and Officer’s Certificates.

The Trustee shall receive at least seven (7) days’ notice when requested by HVF III to take any action pursuant to Section 3.4(c) (Release of Indenture Collateral) of this Base Indenture, accompanied by copies of any instruments involved, an Opinion of Counsel as described in Section 3.4(c) (Release of Indenture Collateral) of this Base Indenture and an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee, concluding that all such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in a manner not permitted under the Related Documents.

Section 3.6.             Stamp, Other Similar Taxes and Filing Fees.

HVF III shall indemnify and hold harmless the Trustee, the Collateral Agent, the Vehicle-Only Collateral Agent and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Base Indenture. HVF III shall pay any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Base Indenture.

Section 3.7.             Duty of the Trustee.

Except for actions expressly authorized by this Base Indenture, the Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Collateral now existing or hereafter created or to impair the value of any of the Collateral now existing or hereafter created.

Article IV

REPORTS

Section 4.1.             Reports and Instructions to Trustee.

(a)         Daily Collection Reports. On each Business Day commencing on the Initial Closing Date, HVF III shall prepare and maintain, or cause to be prepared and maintained, a record (each, a “Daily Collection Report”) setting forth the aggregate of the amounts deposited on the previous Business Day in the Collection Account which shall consist of: (A) the aggregate amount of payments received from Manufacturers and/or auction dealers under Manufacturer Programs related to Program Vehicles and in each case deposited in the Collection Account, plus (B) the aggregate amount of proceeds received from third parties (other than Manufacturers and auction dealers to the extent described in the preceding clause (A)) with respect to the sale of Vehicles and in each case deposited in the Collection Account, plus (C) the aggregate amount of (1) Incentive Receivables and (2) other Collections and any other amounts deposited in the Collection Account. HVF III shall deliver a copy of the Daily Collection Report for each Business Day to the Trustee.

(b)         Reports and Certificates. Promptly following delivery to HVF III, HVF III shall forward to the Trustee copies of all reports, certificates, information or other materials (including the Monthly Casualty Report) delivered to HVF III pursuant to the Lease.

(c)         Monthly Servicing Certificate. On or before the fourth (4th) Business Day prior to each Payment Date (unless otherwise agreed by the Trustee), HVF III shall furnish to the Trustee and the Paying Agent a certificate substantially in the form of Exhibit A (each a “Monthly Servicing Certificate”).

(d)         Monthly Noteholders’ Statement and Payment Date Directions. On or before the fourth (4th) Business Day prior to each Payment Date (unless otherwise agreed by the Trustee), HVF III shall furnish to the Trustee a Monthly Noteholders’ Statement (substantially in the form provided in the applicable Series Supplement) and Payment Date Directions, in each case, with respect to each Series of Notes.

(e)         Monthly Collateral Certificate. On or before each Payment Date, HVF III shall furnish to the Trustee, the Collateral Agent and the Vehicle-Only Collateral Agent an Officer’s Certificate of HVF III to the effect that, except as stated therein, (i) the Vehicles and all other Collateral is free and clear of all Liens, other than Permitted Liens, and (ii) the aggregate amount of all vicarious liability claims outstanding against HVF III as of the immediately preceding Determination Date is less than $5,000,000. If the aggregate amount of vicarious liability claims outstanding against HVF III exceeds $5,000,000, the Officer’s Certificate delivered pursuant to this Section 4.1(e) (Reports and Instructions to Trustee) shall also contain a schedule describing all of the vicarious liability claims then outstanding against HVF III.

(f)          Quarterly Compliance Certificates. On the Payment Date in each of March, June, September and December, commencing in September 2021, HVF III shall deliver to the Trustee an Officer’s Certificate of HVF III to the effect that, except as provided in a notice delivered pursuant to Section 8.8 (Notice of Defaults) of this Base Indenture, no Amortization Event or Potential Amortization Event with respect to any Series of Notes Outstanding has occurred or is continuing and no Operating Lease Event of Default or Potential Operating Lease Event of Default has occurred or is continuing.

(g)         Non-Program Vehicle Report. On the Payment Date in May of each year, commencing in May 2022, HVF III shall cause a nationally recognized firm of independent certified public accountants or a nationally recognized firm of independent consultants to furnish a report to the Trustee and the Rating Agencies to the effect that they have performed certain agreed upon procedures on a statistical sample designed to provide a ninety-five percent (95%) confidence level confirming the calculations of (i) the Disposition Proceeds received by HVF III from the sale or other disposition of all Non-Program Vehicles (other than Casualties) sold or otherwise disposed of during the Related Month, (ii) the respective Net Book Values of such Non-Program Vehicles and (iii) the Market Values of such Non-Program Vehicles on the date of such sale or other disposition.

(h)         Verification of Title. On or prior to May 30 of each year, commencing May 2022, HVF III shall cause a nationally recognized firm of independent certified public accountants or a nationally recognized firm of independent consultants to furnish a report to the Trustee and the Rating Agencies to the effect that they have performed certain agreed upon procedures on a statistical sample designed to provide a ninety-five percent (95%) confidence level confirming that the Vehicles are titled in the name of Hertz Vehicles LLC and the Certificates of Title show a first lien in the name of the Collateral Agent or the Vehicle-Only Collateral Agent, as the case may be, except for such exceptions as shall be set forth in such report.

(i)           Additional Information. From time to time such additional information regarding the financial position, results of operations or business of Hertz, Hertz Vehicles LLC, HGI or HVF III as the Trustee may reasonably request to the extent that such information is available to HVF III pursuant to the Related Documents.

(j)           Instructions as to Withdrawals and Payments. HVF III shall furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Collection Account, and any other accounts specified in a Series Supplement and to make drawings under any Enhancement, as contemplated herein and in any Series Supplement. The Trustee and the Paying Agent shall promptly follow any such written instructions.

Section 4.2.             Reports to Noteholders.

On each Payment Date, the Paying Agent shall forward to each Noteholder of record as of the immediately preceding Record Date of each Series of Notes Outstanding the Monthly Noteholders’ Statement with respect to such Series of Notes, with a copy to the Rating Agencies and any Enhancement Provider with respect to such Series of Notes, which delivery may be satisfied by the Paying Agent posting, or causing to be posted, such Monthly Noteholders’ Statement to a password-protected website made available to such Noteholders, the Rating Agencies and such Enhancement Providers or by any other reasonable means of electronic transmission or access (including, without limitation, e-mail, file transfer protocol or otherwise). HVF III shall provide the e-mail address for any Rating Agency or Enhancement Provider in writing to the Paying Agent at least four (4) Business Days prior to each Payment Date (if not previously provided to the Paying Agent).

Section 4.3.              Rule 144A Information.

For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, HVF III agrees to provide or cause to be provided to any Noteholder or Note Owner and to any prospective purchaser of Notes designated by such Noteholder or Note Owner upon the request of such Noteholder or Note Owner or prospective purchaser, any information required to be provided to such Noteholder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

Section 4.4.             Administrator.

Pursuant to the Administration Agreement, the Administrator has agreed to provide certain services to HVF III and to take certain actions on behalf of HVF III, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by HVF III pursuant to this Base Indenture. Each Noteholder by its acceptance of a Note and each of the parties hereto by its execution hereof, hereby consents to the provision of such services and the taking of such action by the Administrator in lieu of HVF III and hereby agrees that HVF III’s obligations hereunder with respect to any such services performed or action taken shall be deemed satisfied to the extent performed or taken by the Administrator and to the extent so performed or taken by the Administrator shall be deemed for all purposes hereunder to have been so performed or taken by HVF III; provided that, for the avoidance of doubt, none of the foregoing shall create any payment obligation of the Administrator or relieve HVF III of any payment obligation hereunder; provided, further, that if an Amortization Event has occurred and is continuing or if a Liquidation Event of Default has occurred and the Administrator has failed to take any action on behalf of HVF III that HVF III is required to take pursuant to the Related Documents, all or any determinations, calculations, directions, instructions, notices, deliveries or other actions required to be effected by HVF III or the Administrator hereunder or under any Related Document may be effected or directed by the Majority Indenture Investors or any appointed agent or representative thereof, and HVF III shall, and shall cause the Administrator to, provide reasonable assistance in furtherance of the foregoing, and the Trustee shall follow any such direction as if delivered by the Administrator or by the Administrator on behalf of HVF III, in each case to the extent such direction is consistent with the Related Documents.

Section 4.5.             Termination of Article IV (Reports).

Notwithstanding anything herein to the contrary, commencing on the first date on which no Series of Notes is Outstanding, the obligations, covenants and agreements set forth in Sections 4.1 (Reports and Instructions to Trustee) through 4.4 (Administrator) of this Base Indenture shall terminate in full.

Article V

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1.             Collection Account.

(a)          Establishment of Collection Account. On or prior to the Initial Closing Date, HVF III, the Securities Intermediary and the Trustee shall have established a securities account no. 128039 (such account, or if succeeded or replaced by another account then such successor or replacement account, the “Collection Account”) in the name of, and under the control of, the Trustee that shall be maintained for the benefit of the Noteholders. If at any time a Trust Officer obtains actual knowledge or receives written notice that the Collection Account is no longer an Eligible Account, the Trustee, within ten (10) Business Days of obtaining such knowledge, shall cause the Collection Account to be moved to a Qualified Institution or a Qualified Trust Institution and cause the depositary maintaining the new Collection Account to assume the obligations of the existing Securities Intermediary hereunder.

(b)         Administration of the Collection Account. HVF III may instruct (by standing instructions or otherwise) the institution maintaining the Collection Account to invest funds on deposit in such Collection Account from time to time in Permitted Investments; provided, however, that any such investment in the Collection Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Collection Account). Investments of funds on deposit in administrative sub-accounts of the Collection Account established in respect of particular Notes shall be required to mature on or before the dates specified in the applicable Series Supplement. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. HVF III shall not direct the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. The Trustee shall have no liability for any losses incurred as a result of investments made at the direction of HVF III, and the Trustee shall have no responsibility to monitor the investment rating or other eligibility requirements of any Permitted Investment.

(c)          Earnings from Collection Account. All interest and earnings (net of losses and investment expenses) paid on amounts on deposit in or credited to the Collection Account shall be deemed to be available and on deposit for distribution.

(d)          Establishment of Series Accounts. To the extent specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more Series Accounts and/or administrative sub-accounts of the Collection Account to facilitate the proper allocation of Collections in accordance with the terms of such Series Supplement.

Section 5.2.             Trustee as Securities Intermediary.

(a)         With respect to the Collection Account, the Trustee or other Person maintaining such Collection Account shall be the “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC and a “bank” (as defined in Section 9-102(a)(8) of the New York UCC), in such capacities, the “Securities Intermediary”) with respect to the Collection Account. If the Securities Intermediary is not the Trustee, HVF III shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5.2 (Trustee as Securities Intermediary).

(b)         The Securities Intermediary agrees that:

(i)              The Collection Account is an account to which Financial Assets will be credited;

(ii)            All securities or other property underlying any Financial Assets credited to the Collection Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to the Collection Account be registered in the name of HVF III, payable to the order of HVF III or specially endorsed to HVF III;

(iii)            All property delivered to the Securities Intermediary pursuant to this Base Indenture and all Permitted Investments thereof will be promptly credited to the Collection Account;

(iv)            Each item of property (whether investment property, security, instrument or cash) credited to the Collection Account shall be treated as a Financial Asset;

(v)             If at any time the Securities Intermediary shall receive any order or instruction from the Trustee directing transfer or redemption of any Financial Asset relating to the Collection Account or any instruction with respect to the disposition of funds therein, the Securities Intermediary shall comply with such entitlement order on instruction without further consent by HVF III or the Administrator;

(vi)            The Collection Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction within the meaning of Section 9-304 and Section 8-110 of the New York UCC and the Collection Account (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York;

(vii)          The Securities Intermediary has not entered into, and until termination of this Base Indenture, will not enter into, any agreement with any other Person relating to the Collection Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Base Indenture will not enter into, any agreement with HVF III purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) as set forth in Section 5.2(b)(v) (Trustee as Securities Intermediary) of this Base Indenture; and

(viii)         Except for the claims and interest of the Trustee and HVF III in the Collection Account, the Securities Intermediary knows of no claim to, or interest in, the Collection Account or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collection Account or in any Financial Asset carried therein, the Securities Intermediary shall promptly notify the Trustee, the Administrator and HVF III thereof.

(c)          The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all Proceeds thereof, and shall be the only person authorized to originate Entitlement Orders in respect of the Collection Account.

(d)         The Securities Intermediary will promptly send copies of all statements for the Collection Account, which statements shall reflect any Financial Assets credited thereto simultaneously to each of HVF III, the Administrator, and the Trustee at the addresses set forth in Section 13.1 (Notices) of this Base Indenture.

(e)          In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Collection Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee for the benefit of the Noteholders and the Trustee. The Financial Assets and other items deposited to the Collection Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Trustee for the benefit of the Noteholders and the Trustee.

(f)          Notwithstanding anything in Section 5.1 (Collection Account) of this Base Indenture or this Section 5.2 (Trustee as Securities Intermediary) to the contrary, the parties hereto agree that as permitted by Section 8-504(c)(1) of the New York UCC, with respect to the Collection Account, the Securities Intermediary may satisfy the duty in Section 8-504(a) of the New York UCC with respect to any cash to be credited to the Collection Account by crediting to such Collection Account a general unsecured claim against the Securities Intermediary, as a bank, payable on demand, for the amount of such cash.

(g)         Notwithstanding anything in Section 5.1 (Collection Account) of this Base Indenture or this Section 5.2 (Trustee as Securities Intermediary) to the contrary, with respect to the Collection Account and any credit balances not constituting Financial Assets credited thereto, the Securities Intermediary shall be acting as a bank (as defined in Section 9-102(a)(8) of the New York UCC) if the Collection Account is deemed not to constitute a securities account.

(h)         As permitted by Article 4 of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”), the parties hereto agree that the law of the State of New York shall govern the issues specified in Article 2 of the Hague Convention. The provisions of the immediately preceding sentence shall be construed as an amendment to any other account agreement governing the Series 2020-1 Accounts.

Section 5.3.             Collections and Allocations.

(a)          Collections in General. Until this Base Indenture is terminated pursuant to Section 11.1 (Termination of HVF III’s Obligations) of this Base Indenture, HVF III shall, and the Trustee is authorized (upon written instructions) to, cause all Collections due and to become due to HVF III or the Trustee, as the case may be, to be deposited to the Collection Account at such times as such amounts are due in the following manner:

(i)              all Manufacturer Receivables and all amounts due under or in connection with the Vehicle Collateral, including, without limitation, amounts due from Manufacturers, their related auction dealers and any other payor thereof under their Manufacturer Programs with respect to the Vehicles, other than Excluded Payments and Permitted Check Payments, shall be deposited directly into a Collateral Account by the Manufacturers and the related auction dealers and shall be withdrawn from such Collateral Account and deposited into the Collection Account within seven (7) Business Days of the deposit thereof into such Collateral Account;

(ii)             all amounts representing the proceeds from sales of Vehicles to third parties, other than the Manufacturers or their auction dealers, and all amounts received by the Servicer in the form of Permitted Check Payments shall be deposited into a Collateral Account within two (2) Business Days of receipt by the Servicer and shall be withdrawn from a Collateral Account and deposited into the Collection Account within seven (7) Business Days of the deposit thereof into a Collateral Account;

(iii)            all insurance proceeds and warranty payments in respect of the Vehicles (excluding any customer-purchased insurance proceeds), other than Excluded Payments, shall be deposited into a Collateral Account within two (2) Business Days of receipt by the Servicer and shall be withdrawn from a Collateral Account and deposited into the Collection Account within seven (7) Business Days of the deposit thereof into a Collateral Account;

(iv)            all amounts payable to HVF III pursuant to the Lease shall be paid directly to the Trustee for deposit into the Collection Account;

(v)             all amounts payable by the Nominee pursuant to Section 10.1 (Remittance of Proceeds) of the Nominee Agreement shall be deposited directly into a Collateral Account by the Nominee and shall be withdrawn from a Collateral Account and deposited into the Collection Account within seven (7) Business Days of the deposit thereof into a Collateral Account; and

(vi)            all Collections from any other source shall be either paid directly into the Collection Account at such times as such amounts are due or deposited by the Servicer into the Collection Account within seven (7) Business Days after deposit thereof into a Collateral Account.

Notwithstanding clause (iii) above, unless an Amortization Event with respect to any Series of Notes has occurred and is continuing or would be known to result from a failure to make such deposit, insurance proceeds and warranty payments with respect to the Vehicles shall not be required to be deposited in a Collateral Account or the Collection Account, and may be held by HVF III or paid to Hertz. HVF III agrees that if any Collections shall be received by HVF III in an account other than a Collateral Account or the Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by HVF III with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by HVF III for, and immediately (but in any event within two (2) Business Days from receipt) paid over to the Trustee or the Collateral Agent, as applicable, with any necessary endorsement. All Collections deposited into a Collateral Account shall be allocated and distributed to the Trustee as provided in the Collateral Agency Agreement and this Section 5.3 (Collections and Allocations). Subject to Section 9.11 (Rights and Remedies Cumulative) of this Base Indenture, all monies, instruments, cash and other proceeds received by the Trustee pursuant to this Base Indenture (including amounts received from the Collateral Agent) shall be immediately deposited in the Collection Account and shall be applied as provided in this Article V (Allocation and Application of Collections).

(b)          Allocations for Noteholders. On each day on which Collections are deposited into the Collection Account, HVF III shall allocate Collections deposited into the Collection Account in accordance with this Article V (Allocation and Application of Collections) and shall instruct the Trustee in writing to withdraw the required amounts from the Collection Account and make the required deposits in any Series Account in accordance with this Article V (Allocation and Application of Collections), as modified by each Series Supplement. HVF III shall make such deposits or payments on the date indicated therein in immediately available funds or as otherwise provided in the applicable Series Supplement for any Series of Notes.

(c)          Sharing Collections. In the manner described in the applicable Series Supplement, to the extent that Principal Collections that are allocated to any Series of Notes on a Payment Date are not needed to make payments to Noteholders of such Series of Notes or required to be deposited in a Series Account for such Series of Notes on such Payment Date, such Principal Collections may, at the direction of HVF III, be applied to cover principal payments due to or for the benefit of Noteholders of another Series of Notes. Any such reallocation will not result in a reduction in the Principal Amount of the Series of Notes to which such Principal Collections were initially allocated.

(d)          Unallocated Principal Collections. If, after giving effect to Section 5.3(c) (Collections and Allocations) of this Base Indenture, Principal Collections allocated to any Series of Notes on any Payment Date are in excess of the amount required to be paid in respect of such Series of Notes on such Payment Date, then any such excess Principal Collections shall be allocated to HVF III or such other party as may be entitled thereto as set forth in any Series Supplement.

Section 5.4.             Determination of Monthly Interest.

Monthly payments of interest on each Series, Class, Subclass or Tranche of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

Section 5.5.             Determination of Monthly Principal.

Monthly payments of principal of each Series, Class, Subclass or Tranche of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. All principal of or interest on any Series, Class, Subclass or Tranche of Notes, however, shall be due and payable no later than the Legal Final Payment Date with respect to such Series, Class, Subclass or Tranche of Notes.

Article VI

DISTRIBUTIONS

Section 6.1.             Distributions in General.

(a)          Unless otherwise specified in the applicable Series Supplement, on each Payment Date, the Paying Agent shall pay to the Noteholders of each Series, Subclass or Tranche, as applicable, of record on the preceding Record Date for such Notes the amounts payable thereto hereunder by wire transfer to such Noteholder in accordance with the instructions for such Noteholder appearing in the Note Register except that with respect to Notes registered in the name of a Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Paying Agent from the applicable Series Account on the Payment Date for credit to the account designated by such Clearing Agency or its nominee, as applicable; provided, however, that, the final principal payment due on a Note shall only be paid to the Noteholder of a Definitive Note on due presentment of such Definitive Note for cancellation in accordance with the provisions of the Note.

(b)         Unless otherwise specified in the applicable Series Supplement (i) all distributions to Noteholders of all Classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series of Notes is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each Class of Noteholders will receive its ratable share (based upon the aggregate amount due to such Class of Noteholders as determined by, and set forth in, a written instruction from HVF III to the Trustee) of the aggregate amount available to be distributed in respect of the Notes of such Series. The use of Subclass designations or Tranche designations or other designations to differentiate Note characteristics (including, but not limited to, interest rate and/or legal final maturity) within a Class shall not alter priority of distributions to Noteholders of all Classes within a Series of Notes unless expressly provided for in the applicable Series Supplement.

Section 6.2.             Optional Repurchase of Notes.

Unless otherwise specified in the related Series Supplement, on or after the date (if any) set forth in the Series Supplement related to a Series of Notes, HVF III shall have the option to purchase all Outstanding Notes of such Series, or Class, Subclass or Tranche of such Series, at a purchase price set forth in such Series Supplement; provided that if an Amortization Event has occurred and is continuing with respect to any Series of Notes or a Liquidation Event of Default or Limited Liquidation Event of Default has occurred, HVF III shall also be required to purchase the Outstanding Notes of all other Series concurrently with the exercise of such option. Unless otherwise specified in the related Series Supplement, HVF III shall give the Trustee at least thirty (30) days’ prior written notice of the date on which HVF III intends to exercise such option to purchase. Unless otherwise specified in the related Series Supplement, not later than 12:00 noon, New York City time, on the date set for purchase, an amount equal to the purchase price for the Notes of such Series, Class, Subclass or Tranche will be deposited into the Collection Account for such Series, Class, Subclass or Tranche in immediately available funds. Unless otherwise specified in the related Series Supplement, the funds deposited into the Collection Account or distributed to the Trustee or the Paying Agent will be passed through in full to the Noteholders of such Series on such date.

Article VII

REPRESENTATIONS AND WARRANTIES

HVF III hereby represents and warrants, for the benefit of the Trustee and the Noteholders, as follows as of the Initial Closing Date and each Series Closing Date with respect to any Series of Notes:

Section 7.1.             Existence and Power.

HVF III (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify is not reasonably likely to result in a Material Adverse Effect, and (c) has all limited liability company powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Base Indenture and the other Related Documents.

Section 7.2.             Limited Liability Company and Governmental Authorization.

The execution, delivery and performance by HVF III of this Base Indenture, the applicable Series Supplement and the other Related Documents to which it is a party (a) is within HVF III’s limited liability company powers, (b) has been duly authorized by all necessary limited liability company action, (c) requires no action by or in respect of, or filing with, any Governmental Authority that has not been obtained and (d) does not contravene, or constitute a default under, any Requirements of Law with respect to HVF III or any Contractual Obligation with respect to HVF III or result in the creation or imposition of any Lien on property of HVF III, except for Liens created by this Base Indenture, the applicable Series Supplement or the other Related Documents. This Base Indenture and each of the other Related Documents to which HVF III is a party has been executed and delivered by a duly authorized officer of HVF III.

Section 7.3.             No Consent.

No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by HVF III of this Base Indenture, any Series Supplement or any other Related Documents or for the performance of any of HVF III’s obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been previously obtained by HVF III and except to the extent that the failure to so obtain any such consent, approval or authorization, take any such action or effect any such registration, declaration or filing is not reasonably likely to result in a Material Adverse Effect.

Section 7.4.             Binding Effect.

This Base Indenture and each other Related Document is a legal, valid and binding obligation of HVF III enforceable against HVF III in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 7.5.             Litigation.

There is no action, suit or proceeding pending against or, to the knowledge of HVF III, threatened against or affecting HVF III before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that would be reasonably likely to result in a Material Adverse Effect.

Section 7.6.             No ERISA Plan.

HVF III has not established and does not maintain or contribute to any Plan that is covered by Title IV of ERISA.

Section 7.7.             Tax Filings and Expenses.

(a)          HVF III has filed all federal, state and local tax returns and all other tax returns that, to the knowledge of HVF III, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by HVF III, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. HVF III has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each jurisdiction in which it is required to so qualify, except to the extent that the failure to pay such fees and expenses is not reasonably likely to result in a Material Adverse Effect.

(b)         Since formation, HVF III has for U.S. federal tax purposes been classified as a disregarded entity wholly owned by a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Section 7.8.             Disclosure.

All certificates, reports, statements, documents and other information (other than any certificates, reports, statements, documents or other information included in any financial statements of Hertz and its Consolidated Subsidiaries) furnished to the Trustee by or on behalf of HVF III pursuant to any provision of this Base Indenture or any other Related Documents with respect to such date or in connection with or pursuant to any amendment or modification of, or waiver under, this Base Indenture or any other Related Document with respect to such date, in each case, at the time the same are so furnished, shall be complete and correct in all material respects, and the furnishing of the same to the Trustee shall constitute a representation and warranty by HVF III of the same made on the date the same are furnished to the Trustee to the effect specified herein.

Section 7.9.             Solvency.

Both before and after giving effect to the transactions contemplated by this Base Indenture and the other Related Documents, HVF III is solvent within the meaning of the Bankruptcy Code and HVF III is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to HVF III.

Section 7.10.            Investment Company Act.

HVF III is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under the Investment Company Act. HVF III does not meet the definition of “investment company” in Section 3(a)(1) of the Investment Company Act.

Section 7.11.           Regulations T, U and X.

The proceeds of the Notes shall not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). HVF III is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.12.           Ownership of Limited Liability Company Interests; Subsidiary.

All of the issued and outstanding limited liability company interests of HVF III are owned by Hertz, all of which limited liability company interests have been validly issued, are fully paid and non-assessable and are owned of record by Hertz, free and clear of all Liens other than Permitted Liens; provided, however, that such limited liability company interests in HVF III (the “SPV Issuer Equity”) may be pledged for the benefit of one or more Pledged Equity Secured Parties pursuant to any Pledged Equity Security Agreement as long as such Pledged Equity Security Agreement contains the Required Standstill Provisions. HVF III has no subsidiaries and owns no capital stock of, or other equity interest in, any other Person.

Section 7.13.           Security Interests.

(a)          HVF III owns and has good and marketable title to the Collateral, free and clear of all Liens other than Permitted Liens. The Manufacturer Receivables and HVF III’s rights under the Lease Related Agreements constitute accounts or general intangibles under the applicable UCC. This Base Indenture constitutes a valid and continuing Lien on the Indenture Collateral in favor of the Trustee on behalf of the Noteholders, which Lien on the Indenture Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), and the Collateral Agency Agreement constitutes a valid and continuing Lien on the Vehicle Collateral in favor of the Collateral Agent or the Vehicle-Only Collateral Agent, as the case may be, which Lien on the Vehicle Collateral has been perfected to the extent required by the Related Documents and is prior to all other Liens (other than Permitted Liens) and, in each case, is enforceable as such as against creditors of and purchasers from HVF III in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.

(b)         HVF III has received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee, the Collateral Agent or the Vehicle-Only Collateral Agent, as the case may be.

(c)         Other than the security interest granted to the Trustee hereunder and to the Collateral Agent or the Vehicle-Only Collateral Agent, as the case may be, under the Collateral Agency Agreement, HVF III has not pledged, assigned, sold or granted a security interest in the Collateral, the Account Collateral or the General Intangibles Collateral (other than sales of Vehicles in the ordinary course of HVF III’s business). To the extent required by the Related Documents, all action necessary (including the filing of UCC-1 financing statements, the assignment of rights under the Manufacturer Programs to the Collateral Agent under the Assignment Agreements and the notation on the Certificates of Title for all Vehicles of the Collateral Agent’s Lien or the Vehicle-Only Collateral Agent’s Lien (as the case may be) for the benefit of the Noteholders) to protect and perfect the Trustee’s security interest in the Indenture Collateral and the Collateral Agent’s or the Vehicle-Only Collateral Agent’s security interests in the applicable Vehicle Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing HVF III as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by HVF III in favor of the Trustee on behalf of the Noteholders in connection with this Base Indenture or the Collateral Agent or the Vehicle-Only Collateral Agent in connection with the Collateral Agency Agreement, and HVF III has not authorized and is not aware of any such filing.

(d)         HVF III’s legal name is Hertz Vehicle Financing III LLC and its location within the meaning of Section 9-307 of the applicable UCC is the State of Delaware.

(e)          Except for a change made pursuant to Section 8.19 (Legal Name; Location Under Section 9-307) of this Base Indenture, (i) HVF III’s sole place of business and chief executive office shall be at 8501 Williams Road, Estero, Florida 33928, and the place where its records concerning the Collateral are kept is at: 8501 Williams Road, Estero, Florida 33928 and (ii) HVF III’s jurisdiction of organization is Delaware. HVF III does not transact, and has not transacted, business under any other name.

(f)          All authorizations in this Base Indenture for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Indenture Collateral and to take such other actions with respect to the Indenture Collateral authorized by this Base Indenture are powers coupled with an interest and are irrevocable.

(g)         This Base Indenture creates a valid and continuing Lien (as defined in the New York UCC) in the Account Collateral and the General Intangibles Collateral and all Proceeds thereof in favor of the Trustee on behalf of the Trustee for the benefit of the Noteholders, which Lien is prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from HVF III in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such first-priority security interest has been duly taken.

(h)         The General Intangibles Collateral constitutes “general intangibles” within the meaning of the New York UCC.

(i)           HVF III owns and has good and marketable title to the Account Collateral, the Collateral constituting Investment Property and the General Intangibles Collateral free and clear of any Liens (other than Permitted Liens), claim or encumbrance of any Person.

(j)           HVF III has caused or shall have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the General Intangibles Collateral granted to the Trustee in favor of the Noteholders hereunder.

(k)          HVF III has not authorized the filing of and is not aware of any financing statements against HVF III that include a description of collateral covering the Account Collateral or the General Intangibles Collateral other than any financing statement relating to the security interest granted to the Trustee in favor of the Trustee for the benefit of the Noteholders hereunder or that has been terminated. HVF III is not aware of any judgment or tax lien filings against HVF III.

(l)          HVF III is a Registered Organization.

Section 7.14.           Related Documents.

The Related Documents are in full force and effect. There are no outstanding Servicer Defaults or HVF III Operating Lease Events of Default nor have events occurred which, with the giving of notice, the passage of time or both, would constitute a Servicer Default or Operating Lease Event of Default.

Section 7.15.          Non-Existence of Other Agreements.

As of the date of the issuance of the first Series of Notes, other than as permitted by Section 8.22 (No Other Agreements) of this Base Indenture, (i) HVF III is not a party to any contract or agreement of any kind or nature and (ii) HVF III is not subject to any material obligations or liabilities of any kind or nature in favor of any third party, including Contingent Obligations. As of the date of the issuance of the first Series of Notes, HVF III has not engaged in any activities since its formation (other than those incidental to its formation, the authorization and the issue of Notes, the execution of the Related Documents to which it is a party and the performance of the activities referred to in or contemplated by such agreements) and has not engaged in any business or enterprise or entered into any transaction, other than, in each case, as permitted by Section 8.23 (Other Business) of this Base Indenture.

Section 7.16.          Compliance with Contractual Obligations and Laws.

HVF III is not (i) in violation of the HVF III LLC Agreement, (ii) in violation of any Requirement of Law with respect to HVF III, except to the extent any such violation is not reasonably likely to result in a Material Adverse Effect or (iii) in violation of any Contractual Obligation with respect to HVF III, except to the extent any such violation is not reasonably likely to result in a Material Adverse Effect.

Section 7.17.          Other Representations.

All representations and warranties of HVF III made in each Related Document to which it is a party are true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and are repeated herein as though fully set forth herein.

Section 7.18.          Exchange Act.

Payments on the Notes issued pursuant to this Base Indenture and any Series Supplement will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the Exchange Act.

Article VIII

COVENANTS

Section 8.1.            Payment of Notes.

HVF III shall pay the principal of (commitment fees and premium, if any) and interest on the Notes pursuant to the provisions of this Base Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2.           Maintenance of Office or Agency.

HVF III shall maintain an office or agency (which may be an office of the Trustee, the Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon HVF III in respect of the Notes and this Base Indenture may be served, and where, at any time when HVF III is obligated to make a payment of principal of, and premium, if any, upon, the Notes, the Notes may be surrendered for payment.

HVF III shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time HVF III shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and HVF III hereby appoints the Trustee as its agent to receive all surrenders, notices and demands.

HVF III may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. HVF III shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

HVF III hereby designates the Corporate Trust Office as one such office or agency of HVF III.

Section 8.3.            Payment of Obligations.

HVF III shall pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and shall maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

Section 8.4.            Conduct of Business and Maintenance of Existence.

HVF III shall maintain its existence as a limited liability company validly existing, and in good standing under the laws of the State of Delaware and duly qualified as a foreign limited liability company licensed under the laws of each state in which the failure to so qualify would be reasonably likely to result in a Material Adverse Effect.

Section 8.5.            Compliance with Laws.

HVF III shall comply in all respects with all Requirements of Law with respect to HVF III, except where the necessity of compliance therewith is being contested in good faith by appropriate proceedings and where such noncompliance is not reasonably likely to result in a Material Adverse Effect and will not result in a Lien (other than a Permitted Lien) on any of the Collateral.

Section 8.6.             Inspection of Property, Books and Records.

HVF III shall keep proper books of record and account in which full, true and correct entries shall be made of all its dealings, transactions in relation to the Collateral and its business activities sufficient to prepare financial statements in accordance with GAAP, and shall permit the Trustee or any Person appointed by it to act as its agent to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors employees and independent certified public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

Section 8.7.            Actions under the Related Documents.

(a)         Servicing Standard. HVF III shall cause the Servicer to comply, in accordance with the Servicing Standard, with respect to all of HVF III’s obligations under the Manufacturer Programs and shall not take or permit the Servicer to take any actions that would invalidate such Manufacturer Programs with respect to any Program Vehicle.

(b)        Manufacturer Programs. HVF III shall comply in all material respects with all of its obligations under the Manufacturer Programs. HVF III shall not take any action that would permit Hertz, Hertz Vehicles LLC, HGI, or any other Person to have the right to refuse to perform any of its respective obligations under any of the Related Documents, the Manufacturer Programs or any other instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Related Document, the Manufacturer Program or any such instrument or agreement, in each case solely to the extent relating to or otherwise affecting the Collateral or the Note Obligations.

(c)         No Termination of Servicer. Upon the occurrence of a Servicer Default, HVF III shall not, without the prior written consent of the Trustee acting at the written direction of the Majority Indenture Investors, terminate the Servicer or appoint a successor Servicer in accordance with the Lease and the Collateral Agency Agreement, and HVF III shall terminate the Servicer and appoint a successor servicer in accordance with the Lease and the Collateral Agency Agreement if and when so directed by the Trustee acting at the written direction of the Majority Indenture Investors. For the avoidance of doubt, HVF III shall not at any time terminate the Servicer or appoint a successor Servicer in accordance with the Lease or the Collateral Agency Agreement, in any such case, if a Servicer Default is not continuing at such time.

Section 8.8.            Notice of Defaults.

Within five (5) Business Days of any Authorized Officer of HVF III obtaining actual knowledge of (i) any Potential Amortization Event or Amortization Event with respect to any Series of Notes Outstanding, any Potential Operating Lease Event of Default, any Operating Lease Event of Default or any Servicer Default or (ii) any default under any other Lease Related Agreement, any Related Documents or under any Manufacturer Program, HVF III shall give the Trustee and the Rating Agencies with respect to each Series of Notes Outstanding notice thereof, together with an Officer’s Certificate of HVF III setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by HVF III.

Section 8.9.            Notice of Material Proceedings.

Within five (5) Business Days of any Authorized Officer of HVF III obtaining actual knowledge thereof, HVF III shall give the Trustee and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting HVF III that is reasonably likely to have a Material Adverse Effect.

Section 8.10.           Further Requests.

HVF III shall promptly furnish to the Trustee such other information relating to the Notes as, and in such form as, the Trustee may reasonably request in connection with the transactions contemplated hereby or by any Series Supplement.

Section 8.11.           Further Assurances.

(a)          HVF III shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Indenture Collateral on behalf of the Noteholders and of the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable) in the Vehicle Collateral as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of this Base Indenture or the other Related Documents or to better assure and confirm unto the Trustee or the Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby or pursuant to the Collateral Agency Agreement. Without limiting the generality of the foregoing provisions of this Section 8.11(a) (Further Assurances), HVF III shall take all actions that are required to maintain the security interest of the Trustee in the Indenture Collateral and of the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable) in the Vehicle Collateral as a perfected security interest subject to no prior Liens (other than Permitted Liens), including, without limitation (i) filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing, (ii) causing the Lien of the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable) to be noted on all Certificates of Title relating to Vehicle Collateral and (iii) causing the Servicer, as agent for the Collateral Agent and the Vehicle-Only Collateral Agent, to maintain possession of such Certificates of Title for the benefit of the Collateral Agent and the Vehicle-Only Collateral Agent pursuant to Section 2.6(a) of the Collateral Agency Agreement. If HVF III fails to perform any of its agreements or obligations under this Section 8.11(a) (Further Assurances), the Trustee shall, at the direction of a Required Series Noteholders of any Series of Notes, itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by HVF III upon the Trustee’s demand therefor. The Trustee is hereby authorized to execute and file any financing statements, continuation statements or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Indenture Collateral; provided, however, that the Trustee shall not be obligated to prepare or file financing statements, continuation statements or other instruments hereunder, or to determine the necessity for the filing of any financing statement, continuation statement or other instrument with respect to the perfection of the Trustee’s security interest hereunder, and the foregoing authorization shall not be construed to be an obligation.

(b)          If any amount payable under or in connection with any of the Indenture Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(c)         HVF III shall warrant and defend the Trustee’s right, title and interest in and to the Indenture Collateral and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Noteholders, against the claims and demands of all Persons whomsoever.

(d)          On or before March 31 of each calendar year, commencing with March 31, 2023, HVF III shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Base Indenture, any Series Supplements and any indentures supplemental hereto or thereto and any other requisite documents and with respect to the execution and filing of any financing statements, continuation statements and amendments thereto as are necessary to maintain the perfection of the lien and security interest created by this Base Indenture, any Series Supplement or the Collateral Agency Agreement in the Indenture Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Base Indenture, any Series Supplements and any indentures supplemental hereto or thereto and any other requisite documents and the execution and filing of any financing statements, continuation statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Base Indenture and any Series Supplement in the Indenture Collateral until March 31 in the following calendar year.

Section 8.12.          Liens.

HVF III shall not create, incur, assume or permit to exist any Lien upon any of its property (including the Collateral), other than (i) Liens in favor of the Trustee for the benefit of the Noteholders and the Trustee, (ii) Liens under the Collateral Agency Agreement and (iii) other Permitted Liens.

Section 8.13.          Other Indebtedness.

HVF III shall not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than under any Related Document.

Section 8.14.          No ERISA Plan.

HVF III shall not establish or maintain or contribute to any Plan that is covered by Title IV of ERISA.

Section 8.15.         Mergers.

HVF III shall not be a party to any merger or consolidation, other than a merger or consolidation of HVF III into or with another Person if:

(a)          the Person formed by such consolidation or into or with which HVF III is merged shall be a Person organized and existing under the laws of the United States or any state or the District of Columbia, and if HVF III is not the surviving entity, shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, the performance of every covenant and obligation of HVF III hereunder and under all other Related Documents to which HVF III is a party;

(b)         HVF III has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation or merger and such supplemental agreement comply with this Section 8.15 (Mergers);

(c)          the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such merger or consolidation; and

(d)         HVF III has delivered to the Trustee an Opinion of Counsel stating that (i) HVF III would not be substantively consolidated with any immediate and direct parent of such Person as a result of an Event of Bankruptcy with respect to any such parent and (ii) that, in the opinion of such counsel, either (1) all financing statements, or other documents of similar import, and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Noteholders and the Trustee in the Collateral, or (2) no such action shall be necessary to preserve and protect such interest.

Section 8.16.          Sales of Assets.

(a)         HVF III shall not sell, lease, transfer, liquidate or otherwise dispose of any of its property except as contemplated by the Related Documents.

(b)         HVF III shall not sell any Eligible Vehicle to any Affiliate of HVF III on any date for less than the Net Book Value of such Eligible Vehicle as of such date.

Section 8.17.          Acquisition of Assets.

HVF III shall not acquire, by long-term or operating lease or otherwise, any property except in accordance with the terms of the Related Documents. HVF III shall not pay a greater purchase price than as specified in the Master Purchase and Sale Agreement.

Section 8.18.          Dividends, Officers’ Compensation, etc.

HVF III shall not declare or pay any distributions on any of its limited liability company interests; provided, however, that so long as no Amortization Event or Potential Amortization Event has occurred and is continuing or any Liquidation Event or Limited Liquidation Event of Default has occurred with respect to any Series of Notes Outstanding or would result from such distribution and so long as no violation of any Series Supplement would result from such distribution, HVF III may declare and pay distributions to the extent permitted under Section 18-607 of the Delaware Limited Liability Company Act HVF III shall not pay any wages or salaries or other compensation to its officers, directors, employees or others except out of earnings computed in accordance with GAAP.

Section 8.19.           Legal Name; Location Under Section 9-307.

HVF III shall neither change its location (within the meaning of Section 9-307 of the applicable UCC) or its legal name without at least thirty (30) days’ prior written notice to the Trustee, the Collateral Agent and the Vehicle-Only Collateral Agent. In the event that HVF III desires to so change its location or change its legal name, HVF III shall make any required filings and prior to actually changing its location or its legal name HVF III shall deliver to the Trustee, the Collateral Agent and the Vehicle-Only Collateral Agent (i) an Officer’s Certificate of HVF III and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee on behalf of the Noteholders in the Indenture Collateral and the perfected interest of the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable) in the Vehicle Collateral in respect of the new location or new legal name of HVF III and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.20.          Organizational Documents.

HVF III shall not amend the HVF III LLC Agreement or its certificate of formation, unless, prior to such amendment, the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such amendment.

Section 8.21.           Investments.

HVF III shall not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than in accordance with the Related Documents and, in addition, without limiting the generality of the foregoing, HVF III shall not direct the investment of funds in the Collection Account or any Series Account in a manner that would have the effect of causing HVF III to be an “investment company” within the meaning of the Investment Company Act.

Section 8.22.          No Other Agreements.

HVF III shall not enter into or be a party to any agreement or instrument other than any Related Document, as the same may be amended, modified or supplemented from time to time, any documents related to any Enhancement, any document to effect a merger or consolidation permitted pursuant to Section 8.15 (Mergers) of this Base Indenture or any documents and agreements incidental or related to any of the foregoing.

Section 8.23.          Other Business.

HVF III shall not engage in any business or enterprise or enter into any transaction other than the owning, financing, leasing and disposition of the Vehicles pursuant to the Related Documents, the acquisition and funding of Collateral, the related exercise of its rights under Collateral and the Related Documents, the incurrence and payment of ordinary course operating expenses, the issuing and selling of the Notes and other activities related to or incidental to any of the foregoing.

Section 8.24.          Maintenance of Separate Existence.

HVF III shall:

(a)          maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of HVF III will not be diverted to any other Person or for other than the use of HVF III, nor will such funds be commingled with the funds of Hertz or any other Subsidiary or Affiliate of Hertz other than as provided in the Related Documents;

(b)         ensure that all transactions between HVF III and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm’s length basis, it being understood and agreed that the transactions contemplated in the Related Documents meet the requirements of this clause (b);

(c)          to the extent that it requires an office to conduct its business, conduct its business from an office at a separate address from that of Hertz and its Affiliates (other than Hertz Vehicles LLC or any other affiliated special purpose company (other than HGI)); provided, that segregated offices in the same building shall constitute separate addresses for purposes of this clause (c). To the extent that HVF III and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

(d)         conduct its affairs in its own name and in accordance with the HVF III LLC Agreement and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special meetings appropriate to authorize all actions of HVF III, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

(e)          not assume or guarantee any of the liabilities of Hertz or any Affiliate thereof;

(f)          maintain separate financial statements in accordance with GAAP, or, if financial statements are prepared on a consolidated basis with Hertz or any Affiliate thereof, such financial statements shall contain notes clearly (i) disclosing the separate legal existence of HVF III and (ii) stating that the assets of HVF III are owned by HVF III and are not available to satisfy obligations of Hertz or such Affiliate and identifying the amounts of the assets so owned; and

(g)         maintain at least two (2) Independent Managers on its Board of Managers.

HVF III acknowledges its receipt of a copy of that certain opinion letter issued by White & Case LLP dated June 30, 2021 addressing the issue of substantive consolidation as it may relate to each of Hertz, the Nominee and HVF III. HVF III hereby agrees to maintain in place all policies and procedures in all material respects, and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to such Person, except as may be confirmed as not required in a subsequent or supplemental opinion of White & Case LLP or other law firm of recognized national standing that is counsel to Hertz, the Nominee and/or HVF III addressing the issue of substantive consolidation as it may relate to each of Hertz, the Nominee and HVF III.

Section 8.25.          Manufacturer Programs.

(a)         Prior to the leasing of any Program Vehicles under the Lease for any model year commencing with the 2022 model year, HVF III shall cause the Lessee to deliver to the Trustee and the Lessor an Officer’s Certificate of the Lessee substantially in the form of Exhibit B.

(b)         No later than six (6) months following the leasing of any Program Vehicles under the Lease for any model year commencing with the 2022 model year, HVF III shall (x) deliver to the Trustee an executed copy of the Manufacturer Program for such model year and (y) have received an executed Assignment Agreement with respect to such Manufacturer Program for such model year.

(c)         In no event shall HVF III agree, to the extent any consent of HVF III is solicited or required by the Manufacturer or any assignor of such Manufacturer Program, to any change in any Manufacturer Program that is reasonably likely to materially adversely affect its rights or the rights of the Noteholders with respect to any Program Vehicle previously purchased or financed under such Manufacturer Program.

Section 8.26.          Disposition of Vehicles.

(a)         HVF III shall turn in, or cause to be turned in, each Program Vehicle to the relevant Manufacturer within the Repurchase Period therefor in accordance with the applicable Manufacturer Program unless, prior to the end of such Repurchase Period, the Lessee has re-designated such Program Vehicle as a Non-Program Vehicle in accordance with Section 2.5(a) (Mandatory Program Vehicle to Non-Program Vehicle Redesignations) or Section 2.5(b) (Optional Program Vehicle to Non-Program Vehicle Redesignations) of the Lease.

(b)         If a Non-Program Vehicle is returned to HVF III pursuant to Section 2.4(a) (Lessee Right to Return) of the Lease, HVF III shall use commercially reasonable efforts to arrange for the prompt sale of such Non-Program Vehicle and to maximize the sale price thereof.

Section 8.27.           Insurance.

HVF III shall obtain and maintain, or cause to be obtained and maintained, with respect to the Vehicles (i) comprehensive public liability and property damage protection in respect of the possession, condition, maintenance, operation and use of the Vehicles, in the amount required to meet the minimum financial responsibility requirements mandated by applicable state law for each occurrence and (ii) catastrophic physical damage insurance, in an amount not less than $50,000,000. All insurance policies (to the extent that such policies relate to Vehicles with respect to which the Collateral Agent is the lienholder pursuant to the Collateral Agency Agreement) obtained pursuant to this Section 8.27 (Insurance) shall name the Collateral Agent as a loss payee as its interest may appear. HVF III shall provide that the Trustee and the Collateral Agent will receive at least thirty (30) days’ prior written notice of any change or cancellation of such insurance policies or arrangements. Any insurance, as opposed to self-insurance, obtained by HVF III shall be obtained from a Qualified Insurer only.

Section 8.28.           Payment of Taxes and Governmental Obligations.

HVF III shall pay and discharge, at or before maturity, its tax liabilities and other governmental obligations, except where the same may be contested in good faith by appropriate proceedings, and shall maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

Section 8.29.          Tax Matters.

Neither HVF III nor Hertz shall take (or, to the extent within the control of HVF III or Hertz, permit any other Person to take) any action that could reasonably be expected to cause HVF III to be classified as any entity other than a disregarded entity within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a United States person within the meaning of Section 7701(a)(30) of the Code.

Section 8.30.         Market Value Procedures. HVF III shall comply with the Market Value Procedures in all material respects.

Section 8.31.           Information. Upon request by the Trustee, HVF III will deliver or cause to be delivered to the Trustee:

(a)         copy of any notice, financial information, certificates, statements, reports and other materials delivered by any Lessee to HVF III pursuant to the related Lease Related Agreements; and

(b)         such additional information regarding the financial position, results of operations or business of any Lessee as the Trustee may reasonably request to the extent that such Lessee, as the case may be, delivers such information to HVF III pursuant to any Lease Related Agreements.

Section 8.32.          Purchase of Eligible Vehicles. HVF III shall make good faith efforts to negotiate agreements with Manufacturers that provide for the purchase of Eligible Vehicles from Manufacturers directly by the Issuer with purchase money funds in an account held by the Issuer until payment for an Eligible Vehicle.

Article IX

AMORTIZATION EVENTS AND REMEDIES

Section 9.1.            Amortization Events.

If any one of the following events shall occur with respect to any Series of Notes:

(a)          the occurrence of an Event of Bankruptcy with respect to Hertz, Hertz Vehicles LLC, HGI or HVF III;

(b)         the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that Hertz Vehicles LLC, HGI or HVF III is an “investment company” or is under the “control” of an “investment company” under the Investment Company Act;

(c)          the Lease is terminated for any reason;

(d)         any Lease Payment Default shall have occurred;

(e)         any Aggregate Asset Amount Deficiency exists and continues for a period of three (3) consecutive Business Days;

(f)          any Operating Lease Event of Default (other than a Lease Payment Default) shall have occurred and be continuing;

(g)          any Servicer Default or any Administrator Default shall have occurred;

(h)         HVF III at any time receives a final determination that it will be treated as an association taxable as a corporation for U.S. federal tax purposes;

(i)          the Collection Account or any Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Permitted Lien) and thirty (30) consecutive days shall have elapsed without such Lien having been released or discharged;

(j)          other than as a result of a Permitted Lien, either (i) the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral or (ii) the Collateral Agent or the Vehicle-Only Collateral Agent (as the case may be) shall for any reason cease to have a valid and perfected first priority security interest in the applicable HVF III Master Collateral, or with respect to either of the foregoing clause (i) or (ii), any of any Lessee, HVF III or any Affiliate of either so asserts in writing;

(k)         HVF III fails to comply with any of its other agreements or covenants in this Base Indenture and the failure to so comply materially and adversely affects the interests of the Noteholders and continues to materially and adversely affect the interests of the Noteholders for at least thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to an Authorized Officer of HVF III by the Trustee or to an Authorized Officer of HVF and the Trustee by the Administrator;

(l)           any representation made by HVF III in this Base Indenture or any other Related Document is false and such false representation materially and adversely affects the interests of the Noteholders and the event or condition that caused such representation to have been false continues for at least thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III obtains knowledge thereof or (ii) the date that written notice thereof is given to an Authorized Officer of HVF III by the Trustee or to an Authorized Officer of HVF III and the Trustee by the Administrator;

(m)         there shall have been filed against Hertz, Hertz Vehicles LLC, HGI or HVF III (i) a notice of a federal tax lien from the Internal Revenue Service, (ii) a notice of a Lien from the Pension Benefit Guaranty Corporation under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a Plan to which either of such sections applies or (iii) a notice of any other Lien (other than a Permitted Lien) that could reasonably be expected to attach to the assets of Hertz Vehicles LLC or HVF III and thirty (30) days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

(n)         subject to Section 12.8(b) (Amendments and Waivers to Related Documents) herein, any of the Related Documents or any material portion thereof relating to any of the Series of Notes or the Collateral shall cease, for any reason, to be in full force and effect (other than in accordance with its terms or at otherwise expressly permitted in the Related Documents), or Hertz, the Nominee, HGI or HVF III shall so assert in writing and such written assertion shall not have been rescinded within thirty (30) consecutive Business Days following the date of such written assertion, in each case, other than any such cessation (1) resulting from the application of the Bankruptcy Code (other than as a result of an Event of Bankruptcy with respect to any party to any such agreement (other than HVF III or Hertz in any capacity)) or (2) as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Related Documents;

(o)         with respect to any Series of Notes, any other event shall occur that may be specified in any Series Supplement for such Series of Notes as an “Amortization Event”;

then, (i) in the case of any event described in clauses (a), (b), (c), (d), (h), (i), (j), (m) or (n) above, an “Amortization Event” with respect to all Series of Notes then outstanding shall immediately occur without any notice or other action on the part of the Trustee, any Noteholder or any other Person, and (ii) in the case of any event described in clauses (e), (f), (g), (k), (l) or (o) above, an “Amortization Event” with respect to such Series of Notes shall occur in accordance with, and subject to the conditions (including, without limitation, any conditions with respect to notice, other action, the continuation of such event, grace or cure periods, or otherwise) specified in, the Series Supplement with respect to such Series of Notes. Upon the occurrence of any Amortization Event (other than clause (o)), the Trustee shall act in accordance with the instructions of the Majority Indenture Investors. Upon the occurrence of any Amortization Event under clause (o) above, the Trustee shall act in accordance with the instructions of the Required Series Noteholders.

Section 9.2.            Rights of the Trustee upon Amortization Event or Certain Other Events of Default.

(a)         General. If and whenever an Amortization Event with respect to any Series of Notes Outstanding shall have occurred and be continuing, the Trustee may and, at the written direction of the Majority Indenture Investors shall, exercise (or direct the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent) to exercise) from time to time any rights and remedies available to it on behalf of the Noteholders under applicable law or any Related Documents, including the rights and remedies available to the Trustee as a Beneficiary under the Collateral Agency Agreement; provided, however, that if such Amortization Event is with respect to less than all Series of Notes Outstanding, then the Trustee’s rights and remedies pursuant to the provisions of this Section 9.2 (Rights of the Trustee upon Amortization Event or Certain Other Events of Default) shall, to the extent not detrimental to the rights of the Noteholders of the Series of Notes Outstanding with respect to which no Amortization Event shall have occurred, be limited to rights and remedies pertaining only to those Series of Notes with respect to which such Amortization Event has occurred and the Trustee shall exercise such rights and remedies at the written direction of the Required Series Noteholders of all Series of Notes with respect to which an Amortization Event has occurred and is continuing. Any amounts relating to the Collateral or the Note Obligations obtained by the Trustee (or by the Collateral Agent or the Vehicle-Only Collateral Agent at the direction of the Trustee) on account of or as a result of the exercise by the Trustee of any right shall be held by the Trustee as additional collateral for the repayment of Note Obligations and shall be applied as provided in Article V (Allocation and Application of Collections). If so specified in the applicable Series Supplement, the Trustee may agree not to exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to a Series of Notes to the extent set forth therein.

(b)         Liquidation Event of Default; Limited Liquidation Event of Default. If a Liquidation Event of Default or a Limited Liquidation Event of Default shall have occurred and be continuing, the Trustee, at the written direction of the Majority Indenture Investors (in the case of a Liquidation Event of Default) or the Required Series Noteholders of the applicable Series of Notes with respect to which such Limited Liquidation Event of Default has occurred (in the case of a Limited Liquidation Event of Default), shall direct HVF III and the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent) to exercise (and HVF III agrees to exercise) all rights, remedies, powers, privileges and claims of HVF III relating to the Collateral against any party to any Related Documents arising as a result of the occurrence of such Liquidation Event of Default or Limited Liquidation Event of Default, as the case may be, or otherwise, including the right or power to take any action to compel performance or observance by any such party of its obligations to HVF III as such obligations relate to the Collateral and the right to terminate all or a portion of the Lease and to take possession of Vehicles (or, in the case of the Collateral Agent or the Vehicle-Only Collateral Agent, if no Back-up Disposition Agent has been appointed, to retain an agent to take possession of the Vehicles) and to give any consent, request, notice, direction, approval, extension or waiver in respect of such Lease, and any right of HVF III to take such action independent of such direction shall be suspended. If and whenever a Liquidation Event of Default or a Limited Liquidation Event of Default with respect to any Series of Notes Outstanding shall have occurred and be continuing, the Trustee may and, at the written direction of the Majority Indenture Investors (in the case of a Liquidation Event of Default) or the Required Series Noteholders of the applicable Series of Notes with respect to which such Limited Liquidation Event of Default has occurred (in the case of a Limited Liquidation Event of Default), shall direct HVF III to terminate (a) the Nominee Power of Attorney granted to Hertz and direct the Nominee to grant a Nominee Power of Attorney to HVF III, the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent), the Trustee or if no Back-up Disposition Agent has been appointed, an agent of the Collateral Agent, the Vehicle-Only Collateral Agent or Trustee, as specified by the Trustee, pursuant to Section 2.5 (Powers of Attorney) of the Nominee Agreement and/or (b) the Power of Attorney granted to Hertz pursuant to Section 2.6(b) (Certificates of Title) of the Collateral Agency Agreement, in each case solely to the extent such powers of attorney relate to the Collateral.

(c)         Manufacturer Programs and Vehicles. (i) Upon the occurrence of a Liquidation Event of Default, the Trustee, at the written direction of the Majority Indenture Investors, shall promptly (and in any event within any reasonably practicable period specified in such written direction) instruct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to return or cause HVF III to return the Program Vehicles to the related Manufacturers (after the minimum holding period specified in the Manufacturer’s Manufacturer Program and, unless otherwise directed by the Majority Indenture Investors, so long as a Manufacturer Event of Default has not occurred and is continuing with respect to the related Manufacturer) and then, to the extent any Manufacturer fails to accept any such Program Vehicles under the terms of the applicable Manufacturer Program (or, unless otherwise directed by the Majority Indenture Investors, if a Manufacturer Event of Default has occurred and is continuing with respect to any Manufacturer), to direct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to liquidate or cause HVF III to liquidate such Program Vehicles in accordance with the rights of HVF III under the Related Documents and to otherwise sell or cause to be sold to third parties all Non-Program Vehicles; provided that the Collateral Agent and the Vehicle-Only Collateral Agent may liquidate through any Back-up Disposition Agent or, if no Back-up Disposition Agent has been appointed, through an agent that has been appointed by the Collateral Agent, the Vehicle-Only Collateral Agent or the Majority Indenture Investors. Upon the occurrence of a Limited Liquidation Event of Default with respect to any Series of Notes, the Trustee, acting at the written direction of the Required Series Noteholders of the applicable Series of Notes with respect to which such Limited Liquidation Event of Default has occurred, shall promptly (and in any event within any reasonably practicable period specified in such written direction) instruct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to return or cause HVF III to return Program Vehicles to the related Manufacturers (after the minimum holding period specified in the Manufacturer’s Manufacturer Program and, unless otherwise directed by such Required Series Noteholders, so long as a Manufacturer Event of Default has not occurred and is continuing with respect to the related Manufacturer) and then, to the extent any Manufacturer fails to accept any such Program Vehicles under the terms of the applicable Manufacturer Program (or, unless otherwise directed by such Required Series Noteholders, if a Manufacturer Event of Default has occurred and is continuing with respect to any Manufacturer), to direct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to liquidate or cause HVF III to liquidate such Program Vehicles in accordance with the rights of HVF III under the Related Documents and to sell Non-Program Vehicles or cause Non-Program Vehicles to be sold to third parties in an amount sufficient to pay all interest and principal on such Series of Notes; provided, however, that the Trustee, the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) and HVF III shall select the Program Vehicles to be returned to the related Manufacturers and the Non-Program Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Notes Outstanding or any Enhancement Provider; provided, further, that the Collateral Agent and the Vehicle-Only Collateral Agent may liquidate through any Back-up Disposition Agent or, if no Back-up Disposition Agent has been appointed, through an agent that has been appointed by the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) or the Majority Indenture Investors.

(ii)            In addition to, and not in limitation of, the remedies and duties of the Trustee set forth in subsection (i) above or (iii) below, if a Liquidation Event of Default or a Limited Liquidation Event of Default shall have occurred and be continuing, the Trustee may, and at the written direction of the Majority Indenture Investors (in the case of a Liquidation Event of Default) or at the direction of the Required Series Noteholders of the applicable Series of Notes with respect to which such Limited Liquidation Event of Default has occurred (in the case of a Limited Liquidation Event of Default) shall direct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to exercise (either by itself or acting through the Back-up Disposition Agent), or cause HVF III to exercise, to the extent necessary, all rights, remedies, powers, privileges and claims of HVF III or the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable), to the extent such rights, remedies, powers, privileges and claims relate to the Collateral, against the Manufacturers under or in connection with the Manufacturer Programs; provided, that the Collateral Agent and the Vehicle-Only Collateral Agent may liquidate through any Back-up Disposition Agent or, if no Back-up Disposition Agent has been appointed, through an agent that has been appointed by the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) or by the Majority Indenture Investors.

(iii)           In the event that either (A) an Event of Bankruptcy with respect to any Manufacturer of Program Vehicles shall have occurred and is continuing and such Manufacturer shall fail to repurchase any Program Vehicles in accordance with the terms of the related Manufacturer Program and a Trust Officer has actual knowledge thereof or (B) if there has occurred and is continuing any other Manufacturer Event of Default and a Trust Officer has knowledge thereof, the Trustee (at the written direction of the Required Series Noteholders or the Majority Indenture Investors, as applicable) shall direct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to sell, or cause HVF III to sell, any and all Program Vehicles covered by the related Manufacturer Program of such Manufacturer for the highest purchase price offered and, promptly upon receipt, to deposit the proceeds of such sale into the Collection Account for allocation hereunder; provided, however, that if any event described in clause (A) or (B) above occurs, HVF III shall have three (3) Business Days from such occurrence to re-designate such Program Vehicles as Non-Program Vehicles in accordance with, and subject to the terms and conditions of, Section 2.5 (Redesignation of Vehicles) of the Lease before the Trustee may direct the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) to sell any such Program Vehicles; provided, further, that the Collateral Agent and the Vehicle-Only Collateral Agent (as applicable) may liquidate through any Back-up Disposition Agent or, if no Back-up Disposition Agent has been appointed, through an agent that has been appointed by the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) or by the Majority Indenture Investors.

(d)         Failure of HVF III, the Collateral Agent or the Vehicle-Only Collateral Agent to Take Action. If (i) HVF III or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) shall have failed, within five (5) Business Days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish directions of the Trustee given pursuant to clauses (b) or (c) above, (ii) HVF III or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) refuses to take such action or (iii) the Trustee reasonably determines or is directed by the Majority Indenture Investors or the Required Series Noteholders of the affected Series of Notes, as applicable, that such action must be taken immediately, the Trustee may (and at the written direction of the Required Series Noteholders of the affected Series of Notes (with respect to any Limited Liquidation Event of Default) or the Majority Indenture Investors (with respect to any Liquidation Event of Default) shall) take such previously directed action (and any related action as permitted under this Base Indenture thereafter determined by the Trustee to be appropriate without the need under this provision or any other provision under this Base Indenture to direct HVF III or the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent) to take such action). The Trustee may direct the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent) to institute legal proceedings for the appointment of a receiver or receivers to take possession of the Vehicles pending the sale thereof pursuant either to the powers of sale granted by this Base Indenture, the Collateral Agency Agreement and the other Related Documents or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Base Indenture.

(e)         Sale of Collateral. Upon any sale of any of the Collateral (in accordance with the written direction of the Required Series Noteholders or the Majority Indenture Investors, as applicable) by the Trustee, or by the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) at the direction of the Trustee, whether made under the power of sale given under this Section 9.2 (Rights of the Trustee upon Amortization Event or Certain Other Events of Default) or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Base Indenture:

(i)             the Trustee, any Noteholder and/or any Enhancement Provider may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability;

(ii)            the Trustee, or the Collateral Agent (acting on behalf of itself and the Vehicle-Only Collateral Agent) at the direction of the Trustee, may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)           all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of HVF III of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against HVF III, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under HVF III or its successors or assigns;

(iv)           the receipt of the Trustee or of the Back-up Disposition Agent making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his, her or their purchase money, and such purchaser or purchasers, and his, her or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of the Back-up Disposition Agent, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v)            to the extent that it may lawfully do so, HVF III agrees that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Vehicles shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Base Indenture.

(f)          Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee shall (subject to the foregoing provisions in respect of the Vehicles) have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

(g)         Amortization Event.

(i)            Upon the occurrence of an Amortization Event with respect to one or more, but not all, Outstanding Series of Notes, the Trustee (in accordance with the written direction of the Required Series Noteholders of the affected Series of Notes) shall exercise all remedies hereunder to the extent necessary to pay all interest on and principal of the related Series of Notes up to the Principal Amount of each such Series of Notes; provided that, any such actions shall not adversely affect in any material respect the interests of the Noteholders of any Series of Notes Outstanding with respect to which no Amortization Event shall have occurred.

(ii)            Any amounts relating to the Collateral or the Note Obligations obtained by the Trustee on account of or as a result of the exercise by the Trustee of any rights or remedies specified in this Article IX (Amortization Events and Remedies) shall be held by the Trustee as additional collateral for the repayment of Note Obligations with respect to each Series of Notes with respect to which such rights or remedies were exercised and shall be applied as provided in Article V (Allocation and Application of Collections).

Section 9.3.            Other Remedies.

Subject to the terms and conditions of this Base Indenture, if an Amortization Event occurs and is continuing, the Trustee may pursue any remedy available to it on behalf of the Noteholders under applicable law or in equity to collect the payment of principal of or interest on the Notes (or the applicable Series of Notes, in the case of an Amortization Event with respect to less than all Series of Notes) or to enforce the performance of any provision of such Notes, this Base Indenture, any Series Supplement or any other Related Document, in each case, with respect to such Series of Notes. In addition, the Trustee may, or shall at the written direction of the Majority Indenture Investors (or the Required Series Noteholders, as the case may be, of one or more Series of Notes, in the case of an Amortization Event that affects only such Series of Notes), direct the Collateral Agent (on behalf of itself and the Vehicle-Only Collateral Agent) or HVF III to exercise any rights or remedies available under any Related Documents or under applicable law or in equity with respect to that Series of Notes, in each case to the extent relating to the Collateral or the Note Obligations; provided that any such actions shall not adversely affect in any material respect the interests of the Noteholders of any Notes Outstanding with respect to which no Amortization Event shall have occurred.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding, and any such proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

Section 9.4.            Waiver of Past Events.

With respect to any existing Potential Amortization Event or Amortization Event described in clauses (e), (f), (g), (j), (k), (l) or (o) of Section 9.1 (Amortization Events) of this Base Indenture, any such Potential Amortization Event or Amortization Event (and, in any such case, any consequences thereof) with respect to such Series of Notes may be waived by the Required Series Noteholders of such Series of Notes. Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to such Series of Notes, and any Amortization Event with respect to such Series of Notes arising therefrom shall be deemed to have been cured for every purpose of this Base Indenture and related Series Supplement, but no such waiver shall extend to any subsequent or other Potential Amortization Event or Amortization Event or impair any right consequent thereon. With respect to any existing Potential Amortization Event or Amortization Event described in clauses (a), (b), (c), (d), (h), (i), (m) or (n) of Section 9.1 (Amortization Events) of this Base Indenture, any such Potential Amortization Event or Amortization Event (and, in any such case, the consequences thereof) with respect to the Notes shall only be waived with the written consent of each Noteholder (with respect to any Series of Notes). Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to each Series of Notes, and any Amortization Event with respect to each Series of Notes arising therefrom shall be deemed to have been cured for every purpose of this Base Indenture and each Series Supplement, but no such waiver shall extend to any subsequent or other Potential Amortization Event or Amortization Event or impair any right consequent thereon. The Trustee shall provide notice to each Rating Agency of any waiver by the Noteholders of any Series of Notes pursuant to this Section 9.4 (Waiver of Past Events).

Section 9.5.            Control by Majority Indenture Investors.

Subject to the Trustee’s right to be indemnified prior to acting (including, without limitation, pursuant to Section 10.2(e) (Rights of the Trustee) of this Base Indenture), the Majority Indenture Investors (or, where such remedy relates only to one or more particular Series of Notes, the Required Series Noteholders, of any such Series of Notes) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee on behalf of such Noteholders or exercising any trust or power conferred on the Trustee. Subject to Section 10.1 (Duties of the Trustee) of this Base Indenture, the Trustee may, however, refuse to follow any direction that conflicts with law or this Base Indenture, that the Trustee reasonably determines may be unduly prejudicial to the rights of other Noteholders, or that may involve the Trustee in personal liability.

Section 9.6.            Limitation on Suits.

Any other provision of this Base Indenture to the contrary notwithstanding, no Noteholder of any Series of Notes shall have any right to institute a proceeding, judicial or otherwise, (x) with respect to this Base Indenture or (y) for any other remedy with respect to this Base Indenture or such Series of Notes unless:

(a)          such Noteholder gives to the Trustee written notice of a continuing Amortization Event with respect to such Series of Notes;

(b)           the Noteholders of at least 25% of the aggregate Principal Amount of all such Series of Notes make a written request to the Trustee to pursue the remedy;

(c)           such Noteholder or Noteholders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

(d)           the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer and, if requested, the provision of reasonable indemnity;

(e)           during such sixty (60) day period the Required Series Noteholders of such Series of Notes do not give the Trustee a direction inconsistent with the request; and

(f)           A Noteholder may not use the Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 9.7.          Right of Noteholders to Bring Suit.

Subject to Section 9.6 (Limitation on Suits) and Section 13.17 (Waiver of Jury Trial) of this Base Indenture, the right of any Noteholder to receive payment of principal of and interest on, or to bring suit for the enforcement of any payment of principal of or interest on, any Note, in each case, on or after the respective due dates therefor expressed in such Note, is absolute and unconditional and shall not be impaired or affected without the consent of such Noteholder.

Section 9.8.          Collection Suit by the Trustee.

If any Amortization Event arising from the failure to make a payment in respect of a Series of Notes occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against HVF III for the whole amount of principal and interest remaining unpaid on the Notes of such Series of Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 9.9.          The Trustee May File Proofs of Claim.

The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders relating to the Collateral or the Note Obligations allowed in any judicial proceedings relative to HVF III (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Noteholders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 (Compensation) of this Base Indenture. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 (Compensation) of this Base Indenture out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money and other properties which such Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any such Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of any Noteholder or the rights of any such Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any such Noteholder in any such proceeding.

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Section 9.10.        Priorities.

If the Trustee collects any money pursuant to this Article IX (Amortization Events and Remedies), the Trustee shall pay out the money in accordance with the provisions of Article V (Allocation and Application of Collections).

Section 9.11.        Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Base Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Base Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other valid right or remedy.

Section 9.12.        Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Amortization Event shall impair any such right or remedy or constitute a waiver of any such Amortization Event or acquiescence thereto (other than any such right or remedy that by its terms requires such Amortization Event to be continuing at the time of exercising such right or remedy). Every right and remedy given by this Article IX (Amortization Events and Remedies) or by law to the Trustee or to each Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or such Noteholder, as the case may be. For the avoidance of doubt, this Section 9.12 (Delay or Omission Not Waiver) shall be subject to and qualified in its entirety by Section 12.2(c) (With Consent of the Noteholders) of this Base Indenture.

Section 9.13.        Reassignment of Surplus.

After termination of this Base Indenture and the payment in full of the Note Obligations, any proceeds of the Collateral received or held by the Trustee shall be turned over to HVF III and the Collateral shall be reassigned to HVF III by the Trustee without recourse to the Trustee and without any representations, warranties or agreements of any kind.

Article X

THE TRUSTEE

Section 10.1.        Duties of the Trustee.

(a)           If an Amortization Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Base Indenture and in each applicable Related Document, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs and shall in all cases exercise such degree of care and skill in the best interest of the Noteholders; provided, however, that the Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Amortization Event of which a Trust Officer has not received written notice as provided in Section 10.2(o) (Rights of the Trustee) of this Base Indenture. The preceding sentence shall not have the effect of insulating the Trustee from liability arising out of the Trustee’s negligence or willful misconduct.

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(b)          Except during the occurrence and continuance of an Amortization Event:

(i)           The Trustee undertakes to perform only those duties that are specifically set forth in this Base Indenture and the Related Documents to which it is a party and no others, and no implied covenants or obligations shall be read into this Base Indenture or such Related Documents against the Trustee; and

(ii)          In the absence of negligence, bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Base Indenture or any applicable Related Document; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates or opinions to determine whether or not they conform to the requirements of this Base Indenture or such Related Document (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). Except as otherwise provided, the delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including HVF III’s compliance with any of its covenants hereunder or thereunder, as the case may be (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

(c)          Subject to Section 10.1(a) (Duties of the Trustee) of this Base Indenture, no provision of this Base Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or willful misconduct, provided, however, that:

(i)           This clause does not limit the effect of clause (b) of this Section 10.1 (Duties of the Trustee).

(ii)          The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 9.3 (Other Remedies).

(iii)         The Trustee shall not be charged with knowledge of any default by any Person in the performance of its obligations under any Related Document, unless a Trust Officer receives written notice of such failure from HVF III, Hertz, or any Noteholder.

(iv)        Prior to occurrence of an Amortization Event with respect to any Series of Notes, and after curing all such Amortization Events which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Base Indenture, the Trustee shall be obligated to perform only such duties and obligations as are specifically set forth in this Base Indenture and no implied covenants or obligations shall be read into this Base Indenture against the Trustee.

(v)         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Base Indenture shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Person under any of the Related Documents.

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(d)          In the event that the Paying Agent or the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Registrar, as the case may be, under this Base Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(e)           Subject to Section 10.3 (Individual Rights of the Trustee) of this Base Indenture, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Related Documents.

(f)           Whether or not therein expressly so provided, every provision of this Base Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 10.1 (Duties of the Trustee).

(g)          Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and, unless directed by the Required Series Noteholders of any Series of Notes Outstanding, the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords similar property held as collateral and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission or any carrier, forwarding agency or other agent or bailee selected by the Trustee with due care in good faith.

(h)          The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of HVF III to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. Except as otherwise provided herein, the Trustee shall have no duty to inquire as to the performance or observance of any of the terms of this Base Indenture or any other Related Document by HVF III, the Collateral Agent or the Vehicle-Only Collateral Agent.

(i)           If an Amortization has occurred and is continuing or if a Liquidation Event of Default or a Limited Liquidation Event of Default has occurred with respect to any Series of Notes (i) the Trustee will consult with each and any Person appointed by the Required Series Noteholders of any Series and/or the Majority Indenture Investors (and such Person, a “Noteholder Intermediary”) with respect to the exercise of its rights hereunder (including its communications with the Issuer, Hertz and any of its Affiliates), in each case as reasonably requested by such Noteholder Intermediary, (ii) will promptly provide each Noteholder Intermediary with copies of all documents and written communications provided to the Trustee by the Issuer, Hertz or any of its Affiliates to the extent such information is not already required to be provided to such Person or all Noteholders pursuant to the Related Documents and (iii) will not follow any direction of the Issuer, Hertz of any of its Affiliates except to the extent expressly required pursuant to the terms of the Related Documents without the prior consent of (x) the Majority Indenture Investors (or the Noteholder Intermediary appointed by such Majority Indenture Investors) in the case of an Amortization Event with respect to all Series of Notes and (y) the Required Series Noteholders (or each Noteholder Intermediary appointed by such Required Series Noteholders) of each Series of Notes (if less than all Series of Notes) with respect to which an Amortization Event has occurred and is continuing or with respect to which a Limited Liquidation Event of Default has occurred.

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Section 10.2.        Rights of the Trustee.

Except as otherwise provided by Section 10.1 (Duties of the Trustee) of this Base Indenture:

(a)           The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document reasonably believed by it to be genuine and to have been signed by or presented by the proper person.

(b)           The Trustee may in good faith consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall, absent manifest error, be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)           The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care. The appointment of agents (other than legal counsel) pursuant to this subsection (c) shall be subject to the prior consent of HVF III, which consent shall not be unreasonably withheld.

(d)           The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers conferred upon it by this Base Indenture; provided that, the Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e)           The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Base Indenture or any Series Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Majority Indenture Investors, the Required Series Noteholders or any of the Noteholders, pursuant to the provisions of this Base Indenture or any Series Supplement, unless the Majority Indenture Investors or the Required Series Noteholders of any Series of Notes, shall have offered to the Trustee reasonable security or reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a default by HVF III (that, in any such case, has not been cured), to exercise such rights and powers vested in it by this Base Indenture or any Series Supplement as provided herein or therein, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(f)           The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Indenture Investors or the Required Series Noteholders of any Series of Notes. If the Trustee is so requested by the Majority Indenture Investors or the Required Series Noteholders of any Series of Notes or determines in its own discretion to make such further inquiry or investigation into such facts or matters as it sees fit, the Trustee shall be entitled, upon reasonable notice and upon reasonable request, to examine the books, records and premises of HVF III, personally or by agent or attorney, at the sole cost of HVF III and the Trustee shall incur no liability by reason of such inquiry or investigation.

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(g)           The Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Trustee’s own willful misconduct, negligence or bad faith.

(h)           The Trustee shall not have any duty or obligation to determine (i) the valuation of the Collateral or (ii) the allocation of the Vehicles.

(i)            The Trustee shall not be required to take any action pursuant to any request or direction of HVF III unless such request or direction is sufficiently evidenced by a Company Request or Company Order.

(j)            Whenever in the administration of this Base Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate.

(k)           The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, The Bank of New York Mellon Trust Company, N.A. (and any successor, replacement or assignee thereof) in each of its capacities (including, without limitation, as Trustee and as Collateral Agent) hereunder and under any other Related Documents, and each agent, custodian and other person employed to act hereunder and under any other Related Document.

(l)            The Trustee may request that HVF III deliver an incumbency certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Base Indenture, which incumbency certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(m)          In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its reasonable ability to control or mitigate, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services, pandemics or epidemics; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(n)           In no event shall the Trustee be responsible or liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(o)           The Trustee shall not be deemed to have notice of any Potential Amortization Event or Amortization Event unless a Trust Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee and such notice references the Notes or this Base Indenture.

Section 10.3.        Individual Rights of the Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with HVF III or an Affiliate of HVF III with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

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Section 10.4.        Notice of Amortization Events and Potential Amortization Events.

If an Amortization Event or a Potential Amortization Event with respect to any Series of Notes Outstanding occurs and is continuing of which a Trust Officer shall have received written notice, the Trustee shall promptly (and in any event within five (5) Business Days after the receipt of such notice) provide the Noteholders, HVF III and each Rating Agency with notice of such Amortization Event or Potential Amortization Event, to the extent that the Notes of such Series are Book-Entry Notes, by e-mail, telephone or facsimile, and otherwise by first class mail.

Section 10.5.        Compensation.

(a)           HVF III shall promptly pay to the Trustee from time to time compensation for its acceptance of this Base Indenture and services hereunder as the Trustee and HVF III shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. HVF III shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel.

(b)           HVF III shall indemnify and hold harmless the Trustee or any predecessor Trustee and their respective directors, officers, agents and employees from and against any loss, liability, claim, expense (including taxes, other than taxes based upon, measured by or determined by the income of the Trustee or such predecessor Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the activities of the Trustee or such predecessor Trustee pursuant to this Base Indenture or any other Related Document, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding, claim (whether asserted by HVF III, any Noteholder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section 10.5(b) (Compensation); provided, however, that, HVF III shall not indemnify the Trustee, any predecessor Trustee or their respective directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith or negligence by the Trustee or such predecessor Trustee, as the case may be. The indemnity provided herein shall survive the termination of this Base Indenture and the resignation and removal of the Trustee.

(c)           HVF III further agrees to indemnify and hold harmless the Trustee from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the assignment granted by this Base Indenture or, solely with respect to the HVF III Master Collateral, by the Collateral Agency Agreement, whether arising by virtue of any act or omission on the part of HVF III or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee in enforcing this Base Indenture or any other Related Document or in preserving any of its rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Trustee which constitutes negligence or willful misconduct by the Trustee. The indemnification provided for in this Section 10.05 (Compensation) shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Base Indenture or any Related Document.

(d)          When the Trustee incurs expenses or renders services after an Amortization Event occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

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(e)           The provisions of this Section 10.5 (Compensation) shall survive the termination of this Base Indenture and the resignation and removal of the Trustee.

Section 10.6.        Replacement of the Trustee.

(a)          The Trustee may, after giving forty-five (45) days prior written notice to HVF III, each Noteholder and each Rating Agency, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Majority Indenture Investors, acting together, may remove the Trustee with respect to the trust hereby created at any time, upon thirty (30) days’ written notice to the Trustee and HVF III. So long as no Amortization Event has occurred and is continuing with respect to any Series of Notes Outstanding, HVF III may remove the Trustee at any time. HVF III shall remove the Trustee if:

(i)           the Trustee fails to comply with Section 10.8 (Eligibility Disqualification) of this Base Indenture;

(ii)          the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

(iii)         a custodian or public officer takes charge of the Trustee or its property; or

(iv)        the Trustee becomes incapable of acting.

(b)          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, HVF III shall promptly appoint a successor Trustee; provided that if an Amortization Event is continuing at such time, any such appointment shall be subject to approval by the Majority Indenture Investors. Within one year after the successor Trustee takes office, the Majority Indenture Investors, acting together, may appoint a successor Trustee to replace the successor Trustee appointed by HVF III.

(c)           If a successor Trustee does not take office within forty-five (45) days after the retiring Trustee gives notice of its intent to resign or is removed, the retiring Trustee or any Noteholder, at the expense of HVF III, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(d)           If the Trustee, after written request by any Noteholder to comply with Section 10.8 (Eligibility Disqualification) of this Base Indenture, fails to comply with Section 10.8 (Eligibility Disqualification) of this Base Indenture, such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e)           A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee or removed Trustee and to HVF III. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Base Indenture and any Series Supplement. The successor Trustee shall deliver a notice of its succession to the Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the retiring Trustee hereunder have been paid. Notwithstanding replacement of the Trustee pursuant to this Section 10.6 (Replacement of the Trustee), HVF III’s obligations under Section 10.5 (Compensation) of this Base Indenture shall continue for the benefit of the retiring Trustee.

(f)            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor trustee’s acceptance of appointment as provided in Section 10.6(e) (Replacement of the Trustee) of this Base Indenture and the assumption of obligations of the Trustee hereunder by such successor trustee.

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Section 10.7.        Successor Trustee by Merger, etc.

Subject to Section 10.8 (Eligibility Disqualification) of this Base Indenture, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 10.8.        Eligibility Disqualification.

(a)           There shall at all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States or of any state thereof that is authorized under such laws to exercise corporate trustee power and (ii) be subject to supervision or examination by federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

(b)           If at any time the Trustee shall cease to satisfy the eligibility requirements of Section 10.8(a) (Eligibility Disqualification) of this Base Indenture, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.6 (Replacement of the Trustee) of this Base Indenture.

Section 10.9.        Appointment of Co-Trustee or Separate Trustee.

(a)           Notwithstanding any other provisions of this Base Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Collateral may at the time be located, the Trustee shall have the power and may (and, if so directed by the Majority Indenture Investors, shall) execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Collateral, or any part thereof, and, subject to the other provisions of this Section 10.9 (Appointment of Co-Trustee or Separate Trustee), such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.8 (Eligibility Disqualification) of this Base Indenture and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.6 (Replacement of the Trustee) of this Base Indenture. Unless an Amortization Event is continuing, no co-trustee shall be appointed without the consent of HVF III unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.

(b)          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           The Notes of each Series of Notes shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

(ii)          All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

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(iii)        No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iv)        The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Base Indenture and the conditions of this Article X (The Trustee). Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Series Supplement, specifically including every provision of this Base Indenture or any Series Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to HVF III.

(d)           Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Series Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 10.10.       Representations and Warranties of Trustee.

(a)          The Trustee represents and warrants to HVF III and the Noteholders that:

(i)          The Trustee is a national banking association, organized, existing and in good standing under the laws of the United States;

(ii)         The Trustee has full power, authority and right to execute, deliver and perform this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Notes;

(iii)        This Base Indenture has been duly executed and delivered by the Trustee;

(iv)        The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 10.8 (Eligibility Disqualification) of this Base Indenture; and

(v)         The Trustee shall remain primarily liable for the actions of any co-trustees.

Section 10.11.      Foreign Account Tax Compliance Act (FATCA).

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”), HVF III agrees (i) to provide to The Bank of New York Mellon Trust Company, N.A., upon request, information about the transaction (including any modification to the terms of such transaction) HVF III has in its possession, so The Bank of New York Mellon Trust Company, N.A. can determine whether it has tax related obligations under Applicable Law, and (ii) that The Bank of New York Mellon Trust Company, N.A. shall be entitled to make any withholding or deduction from payments under this Base Indenture to the extent necessary to comply with Applicable Law for which The Bank of New York Mellon Trust Company, N.A. shall not have any liability. The terms of this section shall survive the termination of this Base Indenture and the resignation and removal of the Trustee.

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Article XI

DISCHARGE OF INDENTURE

Section 11.1.        Termination of HVF III’s Obligations.

(a)           This Base Indenture shall cease to be of further effect (except that (i) HVF III’s obligations under Section 10.5 (Compensation) and Section 10.11 (Foreign Account Tax Compliance Act (FATCA)) of this Base Indenture, (ii) the Trustee’s and Paying Agent’s obligations under Section 11.3 (Repayment to HVF III) of this Base Indenture and (iii) the Noteholders’ and the Trustee’s obligations under Section 13.15 (No Bankruptcy Petition Against HVF) of this Base Indenture shall survive) when all Outstanding Notes theretofore authenticated and issued (other than destroyed, lost or stolen Notes which have been replaced or paid) have been delivered to the Trustee for cancellation and HVF III has paid all sums payable hereunder.

(b)           In addition, except as may be provided to the contrary in any Series Supplement, HVF III may terminate all of its obligations under this Base Indenture if:

(i)           HVF III irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and HVF III under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) such trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;

(ii)          HVF III delivers to the Trustee an Officer’s Certificate signed by an Authorized Officer of HVF III stating that all conditions precedent to satisfaction and discharge of this Base Indenture have been complied with;

(iii)         HVF III delivers to the Trustee an Officer’s Certificate signed by an Authorized Officer of HVF III stating that no Potential Amortization Event or Amortization Event shall have occurred and be continuing on the date of such deposit; and

(iv)         the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such deposit and termination of obligations pursuant to this Section 11.1 (Termination of HVF III’s Obligations).

Then, this Base Indenture shall cease to be of further effect (except as provided in this Section 11.1 (Termination of HVF III’s Obligations)), and the Trustee, on demand of HVF III, shall execute proper instruments acknowledging confirmation of and discharge under this Base Indenture.

(c)           After such irrevocable deposit made pursuant to Section 11.1(b) (Termination of HVF III’s Obligations) of this Base Indenture and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of HVF III’s obligations under this Base Indenture except for those surviving obligations specified above.

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In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one (1) Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at HVF III’s option.

Section 11.2.        Application of Trust Money.

The Trustee or a trustee satisfactory to the Trustee and HVF III shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1 (Termination of HVF III’s Obligations) of this Base Indenture. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with this Base Indenture to the payment of principal and interest on the Notes. The provisions of this Section 11.2 (Application of Trust Money) shall survive the expiration or earlier termination of this Base Indenture.

Section 11.3.        Repayment to HVF III.

The Trustee and the Paying Agent shall promptly pay to HVF III upon written request any excess money or, pursuant to Sections 2.10 (Replacement Notes) and 2.14 (Cancellation) of this Base Indenture, return any Notes held by them at any time.

Subject to Section 2.6(c) (Paying Agent to Hold Money in Trust) of this Base Indenture, the Trustee and the Paying Agent shall pay to HVF III upon written request any money held by them for the payment of principal or interest that remains unclaimed for two (2) years after the date upon which such payment shall have become due.

The provisions of this Section 11.3 (Repayment to HVF III) shall survive the expiration or earlier termination of this Base Indenture.

Article XII

AMENDMENTS

Section 12.1.        Without Consent of the Noteholders.

Without the consent of any Noteholder, HVF III and the Trustee, at any time and from time to time, may enter into one or more Supplemental Indentures hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i)           to create a new Series of Notes (including a segregated Series of Notes);

(ii)          to add to the covenants of HVF III for the benefit of any Noteholders (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series of Notes) or to surrender any right or power herein conferred upon HVF III (provided, however, that HVF III shall not pursuant to this Section 12.1(a)(ii) (Without Consent of the Noteholders) surrender any right or power it has under any Related Document other than to the Trustee or the Noteholders);

(iii)         to mortgage, pledge, convey, assign and transfer to the Trustee any additional property or assets, or increase the amount of such property or assets that are required as security for the Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by this Base Indenture or as may, consistent with the provisions of this Base Indenture, be deemed appropriate by HVF III and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed, assigned and transferred to the Trustee on behalf of the Noteholders;

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(iv)         to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Notes issued hereunder;

(v)          to provide for uncertificated Notes in addition to certificated Notes;

(vi)         to add to or change any of the provisions of this Base Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

(vii)        to evidence and provide for the acceptance of appointment hereunder by a successor Trustee, a successor to the Collateral Agent or a successor to the Vehicle-Only Collateral Agent with respect to the Notes of one or more Series of Notes and to add to or change any of the provisions of this Base Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee or Collateral held by more than one agent, as applicable;

(viii)       to correct or supplement any provision herein which may be inconsistent with any other provision herein or therein or to make any other provisions with respect to matters or questions arising under this Base Indenture or in any Series Supplement;

(ix)          to establish one or more Collateral Accounts in the name of, or for the benefit of HVF III, that is collaterally assigned or pledged for the benefit of the Noteholders to receive proceeds with respect to the Manufacturer Receivables or any other payments received in connection with the purchase, sale or disposition of Vehicles;

(x)           to evidence and provide for electronic titling of Vehicles; or

(xi)          to evidence and provide for the establishment of one or more limited special purpose entities (including additional affiliates of the Servicer) that will either serve as dealers of used Vehicles or acquire Vehicles from HVF III, in each case in the ordinary course of HVF III’s business.

provided, however, that, as evidenced by an Officer’s Certificate of HVF III, such action shall not adversely affect in any material respect the interests of any Noteholder or Enhancement Provider. The effectiveness of any amendment shall be subject to satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding.

Section 12.2.        With Consent of the Noteholders.

(a)           Except as provided in Section 12.1 (Without Consent of the Noteholders) of this Base Indenture, the provisions of this Base Indenture may from time to time be amended, modified or waived, if (i) such amendment, modification or waiver is in writing and is consented to in writing by HVF III, the Trustee and the Majority Indenture Investors, provided that, with respect to any such amendment, modification or waiver that does not adversely affect in any material respect one or more Series of Notes, as evidenced by an Officer’s Certificate of HVF III, each such Series of Notes will be deemed not Outstanding for purposes of the foregoing consent (and the calculation of the Majority Indenture Investors (including the Aggregate Principal Amount) will be modified accordingly) and (ii) the Rating Agency Condition with respect to each Series of Notes Outstanding is satisfied with respect to such amendment, modification, or waiver; provided that, HVF III shall be permitted to issue any Subordinated Series of Notes and effect any amendments hereto reasonably necessary to effect such issuance without the consent of any Noteholder (other than any previously issued Subordinated Series of Notes if required by the related Series Supplement); provided, further, that, the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such issuance of such Subordinated Series of Notes and that each Subordinated Series of Notes shall be deemed to be subordinated in all material respects to each Series of Notes.

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(b)          Notwithstanding the foregoing (but subject, in each case, to satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding):

(i)           any modification of this Section 12.2 (With Consent of the Noteholders) of this Base Indenture or any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in Principal Amount of the Notes or any change in the definition of the terms “Aggregate Asset Amount”, “Aggregate Asset Amount Deficiency”, “Ineligible Asset Amount”, “Limited Liquidation Event of Default”, “Liquidation Event of Default” or “Manufacturer Program” or the applicable amount of Enhancement shall require the consent of each Noteholder materially adversely affected thereby; and

(ii)          any amendment, waiver or other modification to this Base Indenture that would (A) extend the due date for, or reduce the interest rate or principal amount of any Note, or the amount of any scheduled repayment or prepayment of interest on any Note shall require the consent of each Noteholder materially adversely affected thereby; (B) affect adversely in any material respect the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; or (C) amend or otherwise modify (but not waive, which shall be governed by Section 9.4 (Waiver of Past Events)) any Amortization Event shall require the consent of each Noteholder to which such Amortization Event applies that would be materially adversely affected thereby.

(c)           No failure or delay on the part of any Noteholder or the Trustee in exercising any power or right under this Base Indenture shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. Unless otherwise specified in Section 12.1 (Without Consent of the Noteholders), Section 12.2 (With Consent of the Noteholders) or Section 9.4 (Waiver of Past Events), the Majority Indenture Investors may waive any provision of this Base Indenture.

(d)           It shall not be necessary for the consent of any Person pursuant to this Section 12.2 (With Consent of the Noteholders) for such Person to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such Person consents to the substance thereof.

Section 12.3.        Supplements and Amendments.

Each amendment or other modification to this Base Indenture shall be set forth in a Supplemental Indenture. The initial effectiveness of each Supplemental Indenture to this Base Indenture shall be subject to satisfaction of the conditions set forth therein and the Rating Agency Condition with respect to any Series of Notes Outstanding, and the delivery to the Trustee of an Officer’s Certificate and an Opinion of Counsel that such Supplemental Indenture is authorized or permitted by Article XII (Amendments) of this Base Indenture.

Section 12.4.        Revocation and Effect of Consents.

Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder’s Note, even if notation of the consent is not made on any Note. Any such Noteholder or subsequent Noteholder may, however, revoke the consent as to his or her Note or portion of a Note if the Trustee receives written notice of revocation at least three (3) Business Days before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. HVF III may fix a record date for determining which Noteholders are eligible to consent to any amendment or waiver.

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Section 12.5.        Notation on or Exchange of Notes.

The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. HVF III, in exchange for all Notes, may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section 12.6.        The Trustee to Sign Amendments, etc.

The Trustee shall sign any Supplemental Indenture or Series Supplemental Indenture authorized pursuant to this Article XII (Amendments) if the Supplemental Indenture or Series Supplemental Indenture, as applicable, does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing any amendment hereto or Supplemental Indenture or Series Supplemental Indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.2 (Rights of the Trustee) of this Base Indenture, shall be fully protected in relying upon, an Officer’s Certificate of HVF III and an Opinion of Counsel as conclusive evidence that such Supplemental Indenture or Series Supplemental Indenture, as applicable, is authorized or permitted by this Base Indenture and that all conditions precedent specified in this Article XII (Amendments) of this Base Indenture and the amendment provisions of any applicable Series Supplement (to the extent applicable) have been satisfied, and that it will be valid and binding upon HVF III in accordance with its terms. A Supplemental Indenture or Series Supplemental Indenture meeting the conditions set forth in Article XII (Amendments) shall be presumed to be authorized and permitted by the Base Indenture.

Section 12.7.        Amendments to Series Supplements. A Series Supplement may be amended or modified, and any provision may be waived in accordance with the terms of such Series Supplement.

Section 12.8.        Amendments and Waivers to Related Documents.

(a)           Except as permitted in Section 3.2(a) (Certain Rights and Obligations of HVF III Unaffected) of this Base Indenture, HVF III agrees that it shall not, without the prior written consent of the Trustee, acting at the direction of the Majority Indenture Investors, exercise any right, remedy, power or privilege available to it with respect to any obligor under a Related Document or under any instrument or agreement included in the Collateral, take any action to compel or secure performance or observance by any such obligor of its obligations to HVF III or give any consent, request, notice, direction, approval, extension or waiver with respect to any such obligor.

(b)           Subject to Section 12.2 (With Consent of the Noteholders) of this Base Indenture, HVF III agrees that it shall not, without (i) the prior written consent of the Trustee, acting at the direction of the Majority Indenture Investors and (ii) the satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Related Documents or consent to the assignment of any of the Related Documents by any other party thereto (collectively, the “Related Document Actions”); provided that, if any such Related Document Action does not materially adversely affect the Noteholders of one or more, but not all, Series of Notes, as evidenced by an Officer’s Certificate of HVF III, any such Series of Notes that is not materially adversely affected by such Related Document Action shall be deemed not to be Outstanding for purposes of such obtaining such consent (and the related calculation of Majority Indenture Investors shall be modified accordingly); provided, further, that, if any such Related Document Action does not materially adversely affect the Noteholders, as evidenced by an Officer’s Certificate of HVF III, HVF III shall be entitled to effect such Related Document Action without the prior written consent of the Trustee so long as the Rating Agency Condition is satisfied with respect to each Series of Notes Outstanding.

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(c)          For the avoidance of doubt, and notwithstanding anything herein or in any Related Document to the contrary, any amendment, modification, waiver, supplement, termination or surrender of any Related Document in connection with the foregoing clauses (a) and (b) relating solely to a particular Series of Notes shall be deemed not to materially adversely affect the Noteholders of any other Series of Notes. HVF III shall provide each Rating Agency with notice of such amendment or modification promptly after its execution.

Article XIII

MISCELLANEOUS

Section 13.1.         Notices.

(a)          Any notice or communication by HVF III or the Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), e-mail, facsimile or overnight air courier guaranteeing next day delivery, to the other’s address:

If to HVF III:

HERTZ VEHICLE FINANCING III LLC

c/o	The Hertz Corporation 8501 Williams Road Estero, Florida 33928

Attn:	Treasury Department / General Counsel
Phone:	(239) 301-7000
Fax:	(239) 301-6906
E-mail:	hertzlawdepartment@hertz.com

If to the Trustee:

2 North LaSalle Street, Suite 700

Chicago, Illinois 60602

Attn:	Corporate Trust Administrator – Structured Finance
Phone:	(312) 827-8680
Fax:	(732) 487-2683

With a copy to: diane.moser@bnymellon.com

If to an Enhancement Provider, at the address provided in the applicable Enhancement Agreement.

HVF III or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, HVF III may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

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Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by e-mail or facsimile shall be deemed given on the date of delivery of such notice if received before 12:00 noon ET or the next Business Day if received at or after 12:00 noon ET, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of this Base Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Base Indenture or the Notes.

If HVF III delivers a notice or communication to the Noteholders, it shall deliver a copy to the Trustee at the same time.

In addition to the foregoing, the Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Base Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and such e-mail or facsimile appears on its face to be genuine and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions understands and agrees that the Trustee cannot determine the identity of the actual sender of such instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The party providing such electronic instruction shall be responsible for ensuring that only Authorized Officers transmit them to the Trustee and that the Issuer and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuer. The party providing electronic instructions agrees to (i) assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties, (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting electronic instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Issuer; (iii) that the security procedures (if any) to be followed in connection with its transmission of electronic instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

(b)          Where this Base Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and delivered by e-mail or mail, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to a Noteholder is given by e-mail or mail, neither the failure to send such notice, nor any defect in any notice so sent, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given. Where this Base Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

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Section 13.2.         Communications by Noteholders with Other Noteholders.

Noteholders may communicate with other Noteholders with respect to their rights under this Base Indenture or the Notes.

Section 13.3.         Certificate as to Conditions Precedent.

Upon any request or application by HVF III to the Trustee to take any action under this Base Indenture, HVF III shall furnish to the Trustee an Officer’s Certificate of HVF III in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.4 (Statements Required in Certificate and Opinion of Counsel) of this Base Indenture) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Base Indenture relating to the proposed action have been complied with.

Section 13.4.         Statements Required in Certificate and Opinion of Counsel.

Each Officer’s Certificate and Opinion of Counsel with respect to compliance with a Section(s) or Article(s) provided for in this Base Indenture shall include:

(a)          a statement that the Person giving such Officer’s Certificate or Opinion of Counsel has read such Section(s) or Article(s);

(b)          a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(c)          a statement as to whether or not, in the opinion of such Person, such Section(s) or Article(s) has been complied with.

Section 13.5.         Rules by the Trustee.

The Trustee may make reasonable rules for action by or at a meeting of the Noteholders.

Section 13.6.         Duplicate Originals.

The parties may sign any number of copies of this Base Indenture. One signed copy is enough to prove this Base Indenture.

Section 13.7.         Third-Party Beneficiaries.

This Base Indenture will not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Base Indenture.

Section 13.8.         Payment on Business Day.

In any case where any Payment Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Base Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however, that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

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Section 13.9.         Governing Law.

THIS BASE INDENTURE AND EACH SERIES SUPPLEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS BASE INDENTURE OR ANY SERIES SUPPLEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 13.10.       Successors.

All agreements of HVF III in this Base Indenture and the Notes shall bind its successor; provided, however, except as provided in Section 12.2(b)(iii) (With Consent of the Noteholders) of this Base Indenture, HVF III may not assign its obligations or rights under this Base Indenture or any Related Document (other than for the benefit of the Trustee and the Noteholders). All agreements of the Trustee in this Base Indenture shall bind its successor.

Section 13.11.       Severability.

In case any provision in this Base Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.12.       Execution in Counterparts; Electronic Execution.

This Base Indenture may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Base Indenture by e-mail, facsimile or any such other electronic transmission shall be effective as delivery of a manually executed counterpart of this Base Indenture and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via e-mail from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed.

Section 13.13.       Table of Contents, Headings, etc.

The Table of Contents and headings of the Articles and Sections of this Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.14.       Termination; Collateral.

This Base Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Notes and shall terminate when (a) no Notes remain Outstanding, (b) all Note Obligations due shall have been fully paid and satisfied, (c) the obligations of each Enhancement Provider under any Enhancement and Related Documents have terminated, and (d) any Enhancement shall have terminated, at which time the Trustee, at the request of HVF III and upon receipt of an Officer’s Certificate of HVF III to the effect that the conditions in clauses (a), (b), (c) and (d) above have been complied with and upon receipt of a certificate from the Trustee and each Enhancement Provider to the effect that the conditions in clauses (a), (b), (c) and (d) above have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Indenture Collateral and documents then in the custody or possession of the Trustee promptly to HVF III.

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HVF III and the Noteholders hereby agree that, if any funds remain on deposit in the Collection Account on any date on which no Series of Notes is Outstanding or each Series Supplement related to a Series of Notes has been terminated, such amounts shall be released by the Trustee following payment in full of any other outstanding Note Obligation and paid to HVF III.

Section 13.15.       No Bankruptcy Petition Against HVF III.

Each of the Noteholders and the Trustee hereby covenants and agrees that, prior to the date which is one year and one (1) day after the payment in full of the latest maturing Note, it will not institute against, or join with, encourage or cooperate with any other Person in instituting, against HVF III, Hertz Vehicles LLC or HGI any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.15 (No Bankruptcy Petition Against HVF) shall constitute a waiver of any right to indemnification, reimbursement or other payment from HVF III pursuant to this Base Indenture. In the event that any such Noteholder or the Trustee takes action in violation of this Section 13.15 (No Bankruptcy Petition Against HVF), HVF III, Hertz Vehicles LLC or HGI as the case may be, shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Noteholder or the Trustee against HVF III, Hertz Vehicles LLC or HGI, as the case may be, or the commencement of such action and raising the defense that such Noteholder or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.15 (No Bankruptcy Petition Against HVF) shall survive the termination of this Base Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Noteholder or the Trustee in the assertion or defense of its claims in any such proceeding involving HVF III, Hertz Vehicles LLC or HGI.

Section 13.16.       No Recourse.

The obligations of HVF III under this Base Indenture and any Series Supplement are solely the obligations of HVF III. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Base Indenture or any Series Supplement against any member, employee, officer or director of HVF III. Fees, expenses, costs or other obligations payable by HVF III hereunder shall be payable by HVF III to the extent and only to the extent that HVF III is reimbursed therefor pursuant to any of the Related Documents, or funds are then available or thereafter become available for such purpose pursuant to the Related Documents. In the event that HVF III is not reimbursed for such fees, expenses, costs or other obligations or that sufficient funds are not available for their payment pursuant to the Related Documents, the excess unpaid amount of such fees, expenses, costs or other obligations shall in no event constitute a claim (as defined in Section 101 of the Bankruptcy Code) against, or corporate obligation of, HVF III. Nothing in this Section 13.16 (No Recourse) shall be construed to limit the Trustee from exercising its rights hereunder with respect to the Collateral.

Section 13.17.       Waiver of Jury Trial.

EACH OF HVF III AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS BASE INDENTURE OR ANY SERIES SUPPLEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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Section 13.18.       Submission to Jurisdiction.

Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Base Indenture or any Series Supplement, the Notes or the transactions contemplated hereby, or for recognition or enforcement of any judgment arising out of or relating to this Base Indenture or any Series Supplement, the Notes or the transactions contemplated hereby; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; and (v) consents to service of process in the manner provided for notices in Section 13.1 (Notices) of this Base Indenture (provided that, nothing in this Base Indenture shall affect the right of any such party to serve process in any other manner permitted by law).

Section 13.19.       Office of Foreign Assets Control.

The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively “Sanctions”). The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will directly or indirectly use any repayments/reimbursements made pursuant to this Base Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

[Signature pages follow]

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IN WITNESS WHEREOF, the Trustee and HVF III have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

HERTZ VEHICLE FINANCING III LLC, as Issuer

By:	/s/ M David Galainena
	Name:	M David Galainena
	Title:	Vice President, General Counsel and Secretary

Signature Page to Base Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Michele R. Shrum
	Name:	Michele R. Shrum
	Title:	Vice President

Signature Page to Base Indenture

Schedule I
TO THE
BASE INDENTURE

DEFINITIONS LIST

“Account Collateral” means HVF III’s right, title and interest in, to and under all of the assets, property and interests in property, whether now owned or hereafter acquired or created, in Section 3.1(a)(iv) (Grant of Security Interest) of this Base Indenture.

“Adjusted Asset Coverage Threshold Amount” means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

“Administration Agreement” means the Administration Agreement, dated as of the Initial Closing Date, by and among the Administrator, HVF III and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Administrator” means Hertz, in its capacity as the administrator under the Administration Agreement, or any successor Administrator thereunder.

“Administrator Default” means any of the events described in Section 9(c) (Term of Agreement; Resignation and Removal of Administrator) of the Administration Agreement.

“Affiliate” means, with respect to any specified Person, another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.

“Affiliate Issuer” means any special purpose entity that is an Affiliate of Hertz that has entered into financing arrangements secured by one or more Series of Notes and has assigned all of its voting, consent and control rights associated with such Notes ultimately to Persons that are not Affiliates of Hertz.

“Agent” means any Registrar or Paying Agent.

“Aggregate Asset Amount” means, as of any date of determination, the amount equal to the following:

(i)            the aggregate Net Book Value of all Eligible Vehicles as of such date; plus

(ii)           the aggregate amount of all Manufacturer Receivables as of such date; plus

(iii)          the Cash Amount as of such date; plus

(iv)          the Due and Unpaid Lease Payment Amount as of such date; minus

(v)           any Ineligible Asset Amount on such date.

“Aggregate Asset Amount Deficiency” means, with respect to any date of determination, the amount, if any, by which the Aggregate Asset Coverage Threshold Amount on such date exceeds the Aggregate Asset Amount on such date.

Schedule I - 1

“Aggregate Asset Coverage Threshold Amount” means, on any date of determination, the sum of the Adjusted Asset Coverage Threshold Amounts with respect to each Series of Notes then Outstanding on such date.

“Aggregate Principal Amount” means the sum of the Principal Amounts with respect to all Series of Notes then Outstanding.

“Amortization Event” has the meaning specified in Section 9.1 (Amortization Events) of this Base Indenture.

“Applicable Law” has the meaning specified in Section 10.11 (Foreign Account Tax Compliance Act (FATCA)) of this Base Indenture.

“Applicants” has the meaning specified in Section 2.7 (Noteholder List) of this Base Indenture

“Assignment Agreement” means the agreement with respect to each Manufacturer and its Manufacturer Program, entered into or to be entered into among Hertz, HGI, HVF III and the Collateral Agent and acknowledged by such Manufacturer, (a) (i) assigning to HGI certain of Hertz’s rights, title and interest in and to such Manufacturer’s Manufacturer Program as such rights, title and interest relate to passenger automobiles, vans and light-duty or medium-duty trucks purchased and to be purchased by HGI from such Manufacturer under such Manufacturer Program and (ii) assigning from HGI to HVF III those rights, title and interest as they relate to passenger automobiles, vans and light-duty or medium-duty trucks purchased by HVF III from HGI pursuant to the Master Purchase and Sale Agreement, (b) assigning to the Collateral Agent, on behalf of the Trustee for the benefit of the Noteholders, HVF III’s rights, title and interest therein and (c) assigning to the Collateral Agent on behalf of Hertz or HGI’s rights, title and interest therein.

“Auction” means the set of procedures specified in a Guaranteed Depreciation Program for sale or disposition of Program Vehicles through auctions and at auction sites designated by such Program Vehicles’ Manufacturer pursuant to such Guaranteed Depreciation Program.

“Authorized Officer” means, as to Hertz or any of its Affiliates, any of (i) the President, (ii) the Chief Financial Officer, (iii) the Treasurer, (iv) any Assistant Treasurer, or (v) any Vice President in the tax, legal or treasury department, in each case of Hertz or such Affiliate, as applicable.

“Back-up Administrator” means Lord Securities Corporation, in its capacity as back-up administrator under the Back-up Administration Agreement.

“Back-up Administration Agreement” means the Back-up Administration Agreement, dated as of the Initial Closing Date, by and among the Administrator, HVF III, the Trustee and the Back-up Administrator.

“Back-up Disposition Agent” means defi AUTO, LLC, in its capacity as back-up disposition agent pursuant to the Back-up Disposition Agent Agreement and any successor thereto.

“Back-up Disposition Agent Agreement” means the Back-up Disposition Agent Agreement, dated as of the Initial Closing Date, by and among HVF III, the Back-up Disposition Agent, Hertz, as Servicer and the Trustee (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms), and any successor agreement entered into with a successor back-up disposition agent in accordance with its terms.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, as codified as 11 U.S.C. Section 101 et seq.

Schedule I - 2

“Base Indenture” means this Base Indenture, dated as of the Initial Closing Date, between HVF III and the Trustee, as amended, modified or supplemented from time to time, exclusive of Series Supplements.

“Beneficiary” has the meaning specified in the Collateral Agency Agreement.

“Board of Directors” means the Board of Directors of the Lessee or any authorized committee of the Board of Directors.

“Board of Managers” means the Board of Managers of HVF III or any authorized committee of the Board of Managers.

“Book-Entry Notes” means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.12 (Book-Entry Notes) of this Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York.

“Capitalized Cost” has the meaning specified in the Lease.

“Carrying Charges” has the meaning specified in the Lease.

“Cash Amount” means, as of any date of determination, the sum of the amount of cash and cash equivalents on deposit in and Permitted Investments credited to the Collection Account and any Qualifying Collateral Account.

“Casualty” has the meaning specified in the Lease.

“Casualty Payment Amount” has the meaning specified in the Lease.

“Certificate of Title” means, with respect to any Vehicle, the certificate of title or similar evidence of ownership applicable to such Vehicle duly issued in accordance with the certificate of title, act or other applicable statute of the jurisdiction applicable to such Vehicle as determined by the Servicer, the Nominee-Servicer or the Collateral Servicer (as defined in the Collateral Agency Agreement), as applicable, in each case, acting reasonably and in good faith.

“Certificated Security” means a “certificated security” within the meaning of Section 8-102 of the applicable UCC.

“Chrysler” means FCA US LLC (f/k/a Chrysler Group LLC), a Delaware limited liability company, and its successors.

“Class” means, with respect to any Series of Notes, any one of the classes of Notes of that Series of Notes as specified in the applicable Series Supplement, which may include Subclasses or Tranches.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear or Clearstream.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

Schedule I - 3

“Clearstream” means Clearstream Banking, societe anonyme or any successor thereto.

“Closing Date” means the Initial Closing Date and each Series Closing Date after the Initial Closing Date, as applicable.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor or replacement sections.

“Collateral” means, collectively, the Indenture Collateral and the Vehicle Collateral.

“Collateral Account” means a “Collateral Account” (as such term is defined in Section 2.6(a) (Collateral Accounts) of the Collateral Agency Agreement) into which amounts relating to Vehicle Collateral are deposited pursuant to the terms of the Collateral Agency Agreement.

“Collateral Agency Agreement” means the Fifth Amended and Restated Collateral Agency Agreement, to be dated as of June 30, 2021, by and among HVF III, as grantor, HGI, as grantor, DTG Operations, Inc., as grantor, Hertz, as grantor and collateral servicer, the Collateral Agent, as secured party, The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee, as secured party, any party thereto from time to time acting as the vehicle-only collateral agent, and those various “Additional Grantors”, “Financing Sources” and “Beneficiaries” (each as defined therein) from time to time party thereto, as amended, restated, modified or supplemented from time to time in accordance with its terms.

“Collateral Agent” means The Bank of New York Mellon Trust Company, N.A., in its capacity as collateral agent under the Collateral Agency Agreement, and any successor thereto or permitted assign in such capacity thereunder.

“Collection Account” has the meaning specified in Section 5.1(a) (Collection Account) of this Base Indenture.

“Collections” means, without duplication, all payments on the Collateral, including, without limitation, (i) all payments by or on behalf of the Lessee under the Lease, (ii) all indemnification payments by Hertz to HVF III under the Indemnification Agreement and other Related Documents, (iii) all obligations owing to HVF III under the Master Purchase and Sale Agreement, (iv) all proceeds of the Vehicles and/or Manufacturer Receivables, including (A) all payments received in respect of Manufacturer Receivables and all payments otherwise made by or on behalf of any Manufacturer or auction dealer, under the related Manufacturer Program or otherwise with respect to the Vehicles, but excluding Excluded Payments, (B) all payments by or on behalf of any other Person as proceeds from the sale of Vehicles and (C) all insurance proceeds and warranty payments in respect of the Vehicles, but excluding Excluded Payments, whether such payments are in the form of cash, checks, wire transfers or other forms of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise, (v) all Swap Payments relating to Series of Notes, (vi) all payments made from a Collateral Account to the Collection Account and (vii) all amounts earned on Permitted Investments of funds in the Collection Account and, to the extent so specified in a Series Supplement, in a Series Account.

“Company Order” and “Company Request” means a written order or request signed in the name of HVF III by any one of its Authorized Officers and delivered to the Trustee.

“Consolidated Subsidiary” means, at any time, any Subsidiary or other entity the accounts of which are consolidated with those of Hertz in its consolidated financial statements as of such time.

Schedule I - 4

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any material portion of its properties is bound or to which it or any material portion of its properties is subject.

“Controlled Amortization Period” means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

“Controlled Group” means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is, along with such Person, a member of a controlled group of corporations or a controlled group of trades or businesses as described in Sections 414(b) and (c), respectively, of the Code.

“Corporate Trust Office” shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Base Indenture is located at 2 North LaSalle Street, Suite 700, Chicago, Illinois 60602, Attention: Corporate Trust Administration—Structured Finance, or at any other time at such other address as the Trustee may designate from time to time by notice to the Noteholders and HVF III.

“Daily Collection Report” has the meaning specified in Section 4.1(a) (Reports and Instructions to the Trustee) of this Base Indenture.

“DBRS” means DBRS, Inc. or any successor thereto.

“Definitions List” means this Schedule I (Definitions List) to this Base Indenture, as amended or modified from time to time.

“Definitive Notes” has the meaning specified in Section 2.12(a) (Book-Entry Notes) of this Base Indenture.

“Depository” has the meaning specified in Section 2.12(a) (Book-Entry Notes) of this Base Indenture.

“Depository Agreement” means, with respect to a Series of Notes having Book-Entry Notes, the agreement among HVF III, the Trustee and the Clearing Agency, or as otherwise provided in the applicable Series Supplement.

Schedule I - 5

“Depreciation Charge” has the meaning specified in the Lease.

“Determination Date” means the date five (5) Business Days prior to each Payment Date.

“Disposition Date” has the meaning specified in the Lease.

“Disposition Proceeds” means, with respect to each Non-Program Vehicle, the net proceeds from the sale or disposition of such Non-Program Vehicle to any Person (other than any portion of such proceeds payable by the Lessee thereof pursuant to the Lease).

“Distribution Account” means, with respect to any Series of Notes, an account established as such pursuant to the applicable Series Supplement.

“Dollar” and the symbol “$” mean the lawful currency of the United States.

“DTC” means The Depository Trust Company.

“Due and Unpaid Lease Payment Amount” means, as of any date of determination, all amounts (other than Monthly Variable Rent) known by the Servicer with respect to the Lease to be due and payable by the Lessees to HVF III on either of the next two succeeding Payment Dates pursuant to Section 4.7 (Payments) of the Lease as of such date (other than (i) Monthly Base Rent payable on the second such succeeding Payment Date and (ii) Monthly Variable Rent), together with all amounts (other than Monthly Variable Rent) due and unpaid as of such date by the Lessees to HVF III pursuant to Section 4.7 (Payments) of the Lease.

“Due Date” has the meaning specified in the Lease.

“Electronic Means” means the following communications methods: S.W.I.F.T., e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee hereunder, or another method or system specified by the Trustee hereunder as available for use in connection with its services hereunder.

“Eligible Account” means (a) a segregated identifiable trust account established in the trust department of a Qualified Trust Institution or (b) a separately identifiable deposit or securities account established with a Qualified Institution.

“Eligible Vehicle” means an “Eligible Vehicle” as such term is defined in the Lease.

“Enhancement” means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, hedging instrument or any other similar arrangement.

“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Amount” has the meaning specified, with respect to any Series of Notes, in the applicable Series Supplement.

“Enhancement Deficiency” has the meaning specified, with respect to any Series of Notes, in the applicable Series Supplement.

Schedule I - 6

“Enhancement Provider” means the Person providing any Enhancement as designated in the applicable Series Supplement, other than any Noteholders the Notes of which are subordinated to any Class of the Notes of the same Series of Notes.

“Entitlement Order” means “entitlement order” within the meaning of Section 8-102(a)(8) of the New York UCC.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System or any successor thereto.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a)            a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)      such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

(c)            the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

“Excess Damage Charges” has the meaning specified in the Lease.

“Excess Mileage Charges” has the meaning specified in the Lease.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Payments” has the meaning specified in the Lease.

“FDIC” means the Federal Deposit Insurance Corporation.

“Financial Asset” means “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC.

“Financial Officer” means, with respect to any Person, the chief financial officer, vice president-finance, principal accounting officer, controller or treasurer of such Person.

“Financing Source and Beneficiary Supplement” has the meaning specified in the Collateral Agency Agreement.

Schedule I - 7

“Fitch” means Fitch Ratings, Inc. and any successor thereto.

“Ford” means Ford Motor Company and its successors.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time set forth in the Accounting Codification Standards issued by the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

“General Intangibles” means “general intangible” within the meaning of Section 9-102(a)(42) of Revised Article 9.

“General Intangibles Collateral” means HVF III’s right, title and interest in, to and under all of the assets, property and interests in property, whether now owned or hereafter acquired or created, as described in Section 3.1(a)(i), (ii) and (iii) (Grant of Security Interest) of this Base Indenture.

“GM” means General Motors Company, a Delaware corporation, and its successors.

“Governmental Authority” means any federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

“Guaranteed Depreciation Program” means a guaranteed depreciation program pursuant to which a Manufacturer has agreed to (a) cause Vehicles manufactured by it or one of its Affiliates that are turned back during the specified Repurchase Period to be sold by an auction dealer, (b) cause the proceeds of any such sale to be deposited in a Collateral Account by such auction dealer promptly following such sale and (c) pay to HVF III the excess, if any, of the guaranteed payment amount with respect to any such Vehicle calculated as of the Turnback Date in accordance with the provisions of such guaranteed depreciation program over the amount deposited in a Collateral Account by an auction dealer pursuant to clause (b) above.

“Hague Convention” has the meaning specified in Section 5.2(h) (Trustee as Securities Intermediary) of this Base Indenture.

“Hertz” means The Hertz Corporation, a Delaware corporation and any successor thereto.

“HGI” means Hertz General Interest LLC, a Delaware limited liability company and any successor thereto.

“HVF” means Hertz Vehicle Financing LLC, a Delaware limited liability company and any successor thereto.

“HVF III” means Hertz Vehicle Financing III LLC, a Delaware limited liability company and any successor thereto.

“HVF III LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of HVF III, dated as of the Initial Closing Date, as amended, modified or supplemented from time to time in accordance with its terms.

“HVF III Management Agreement” means each of the management agreements with one or more of the members of the Board of Managers of HVF III, as amended, modified or supplemented from time to time in accordance with its terms.

“HVF III Master Collateral” has the meaning specified in the Collateral Agency Agreement.

Schedule I - 8

“HVF Purchase Agreement” means the Purchase Agreement to be dated as of June 30, 2021, by and among HVF, as transferor, HVF III, as transferee and Hertz, as servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“HVIF” means Hertz Vehicle Interim Financing LLC, a Delaware limited liability company and any successor thereto.

“HVIF Purchase Agreement” means the Purchase Agreement to be dated as of June 30, 2021, by and among HVIF, as transferor, HVF III, as transferee and Hertz, as servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Hyundai” means Hyundai Motor America Corporation, a California corporation, and its successors.

“Incentive Receivables” means an amount required to be paid (although such payment may be contingent upon achieving certain fleet purchase volumes and mix requirements) by a Manufacturer as an incentive or rebate (including, for the avoidance of doubt, any accompanying purchase letter or similar agreement with such Manufacturer for all purposes relating to any such incentive or rebate) relating to the purchase of a new Vehicle that is not netted from the purchase price paid for such Vehicle at the time of purchase, which amount required to be paid has been properly assigned to HVF III and would properly be recorded as a receivable in accordance with GAAP.

“Indebtedness” means, as applied to any Person, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness in respect of any of the foregoing secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

“Indemnification Agreement” means the Indemnification Agreement dated as of the Initial Closing Date, by and among Hertz, the Nominee, HGI, HVF III and the Trustee, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Indenture Collateral” has the meaning specified in Section 3.1 (Grant of Security Interest) of this Base Indenture.

“Independent Manager” has the meaning specified in the HVF III LLC Agreement.

“Ineligible Asset Amount” means, as of any date of determination, an amount equal to the sum (without duplication) of the following amounts to the extent that such amounts are included in clauses (i) through (iv) of the definition of Aggregate Asset Amount for such date:  (a) the aggregate amount of all Manufacturer Receivables as of such date payable to HVF III by a Manufacturer with respect to which a Manufacturer Event of Default specified in clause (i) or (ii) of the definition thereof is continuing, plus (b)  the aggregate amount of Ineligible Incentive Receivables as of such date, plus (c) the aggregate amount of Ineligible Sale Receivables as of such date, plus (d) the aggregate amount of Incentive Receivables (if any) in which the Trustee does not have a first priority perfected security interest.

Schedule I - 9

“Ineligible Incentive Receivable” means each Incentive Receivable due from any Manufacturer (A) that asserts a right to net amounts owing to it under a Manufacturer Program against amounts owing to HVF III pursuant to a Manufacturer Program, (B) that owes HVF III any Incentive Receivable that remains unpaid on the date that is the earlier of (I) 60 days past the Due Date or (II) 180 days past the date on which HVF III paid for the related Vehicle from such Manufacturer, (C) that disputes or otherwise repudiates its obligation to pay any incentives or rebates that meet the definition of Incentive Receivable or (D) that has a right to recover previously paid Incentive Receivables for any reason, and seeks such recovery, or in any way asserts any right of recovery, in each case, from HVF III.

“Ineligible Sale Receivable” means each Sale Receivable due from any Manufacturer (A) that asserts a right to net amounts owing to it under a Manufacturer Program against amounts owing to HVF III pursuant to a Manufacturer Program, (B) that owes HVF III any Sale Receivable that remains unpaid on the date that is 60 days past the Due Date (C) that disputes or otherwise repudiates its obligation to pay any incentives or rebates that meet the definition of Sale Receivable or (D) that has a right to recover previously paid Sale Receivables for any reason, and seeks such recovery, or in any way asserts any right of recovery, in each case, from HVF III.

“Ineligible Vehicle” means, as of any date of determination, an Vehicle that is not an Eligible Vehicle as of such date.

“Initial Closing Date” means June 29, 2021.

“Initial Determination Date” means, with respect to any Vehicle, the Determination Date with respect to the Related Month in which a Vehicle Operating Lease Commencement Date for such Vehicle occurs.

“Initial Principal Amount” means, with respect to any Series, Class, Subclass or Tranche of Notes, the aggregate initial principal amount specified in the applicable Series Supplement.

“Interest Collections” means on any date of determination all Collections which represent payments of Monthly Variable Rent under the Lease plus any amounts earned on Permitted Investments in the Collection Account which are available for distribution on such date.

“Interest Period” means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

“Invested Percentage” means, with respect to any Series, Class, Subclass or Tranche of Notes, the percentage specified in the applicable Series Supplement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Property” has the meaning specified in Section 9-102(a)(49) of the applicable UCC.

“Lease” means the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III), dated as of the Initial Closing Date, between HVF III, as lessor thereunder, Hertz, as a lessee, servicer and guarantor, DTG Operations, Inc., as a lessee, and those permitted lessees from time to time becoming lessees pursuant to the terms thereof, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Lease Payment Default” means the occurrence of any event described in Section 9.1 (Events of Default) of the Lease.

“Lease Payment Deficit” means, for any Related Month, an amount equal to the excess, if any, of (a) the aggregate amount of payments required to be made under the Lease with respect to the Related Month over (b) the aggregate amount of payments actually received by HVF III under the Lease with respect to the Related Month.

Schedule I - 10

“Lease Related Agreements” means the Lease, the Supplemental Documents, the Assignment Agreements, the Master Purchase and Sale Agreement, the Nominee LLC Agreement, the Administration Agreement, the Nominee Agreement and any other agreement designated in writing by HVF III to the Trustee as a “Lease Related Agreement,” and agreed to by the Majority Indenture Investors.

“Legal Final Payment Date” has the meaning specified, with respect to each Series, Class, Subclass or Tranche of Notes, in the Series Supplement with respect to such Series of Notes.

“Lessee” means each of Hertz and each Additional Lessee (as defined in the Lease), in each case, in its capacity as a lessee under the Lease.

“Lessor” means HVF III, in its capacity as the lessor under the Lease.

“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person that secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise; provided that, the foregoing shall not include, as of any date of determination, any interest in or right with respect to any passenger automobile, van or light-duty or medium-duty truck that is being rented (as of such date) to any third-party customer of Hertz or any Affiliate thereof, which interest or right secures payment or performance of any obligation of such third-party customer.

“Lien Holiday” means, with respect to any Vehicle, either (x) in the case of new vehicles, the period of twenty-eight (28) days after payment has been made for such Vehicle (as extended to the period specified in the column labeled “Extended Lien Holiday” in the table below for such state after payment has been made for such Vehicle) or (y) in the case of used vehicles, the period of forty-five (45) days after payment has made for such Vehicle with respect to Vehicles.

Vehicle Type	State	Extended Lien Holiday
New	Alaska	45 days
New	Hawaii	45 days
New	Texas	45 days
New	California	45 days

“Limited Liquidation Event of Default” means, with respect to any Series of Notes, any event specified as such in the applicable Series Supplement.

“Liquidation Event of Default” means, so long as such event or condition continues, any of the following: (a) any Lease Payment Default or (b) an Event of Bankruptcy with respect to Hertz, Hertz Vehicles LLC, HGI or HVF III.

“Majority Indenture Investors” means, as of any date of determination, the Noteholders holding more than 50% of the aggregate Principal Amount of all Series of Notes Outstanding as of such date; provided, however, that, upon the occurrence and during the continuance of an Amortization Event with respect to any Series of Notes held by a committed purchaser, the purchase commitment of such committed purchaser shall be deemed to be zero.

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“Manufacturer” means a manufacturer or distributor of passenger automobiles, vans and/or light-duty or medium-duty trucks.

“Manufacturer Event of Default” has the meaning specified in the Lease.

“Manufacturer Program” means at any time any Repurchase Program or Guaranteed Depreciation Program that is in full force and effect with a Manufacturer (i) pursuant to which the repurchase price or guaranteed auction sale price is at least equal to the Capitalized Cost of each Vehicle, minus all Depreciation Charges accrued with respect to such Vehicle prior to the date that the Vehicle is submitted for repurchase, minus Excess Mileage Charges, minus Excess Damage Charges, minus Early Program Return Payment Amounts, (ii) that cannot be amended or terminated with respect to any Vehicle after the purchase of that Vehicle, (iii) the assignment of the benefits of which to HVF III and the Collateral Agent has been acknowledged in writing by the related Manufacturer in the form of an Assignment Agreement and (iv) that otherwise satisfied the Required Contractual Criteria.

“Manufacturer Receivable” means (i) each Sale Receivable and any other amount due from a Manufacturer (other than any Excluded Payment) or an auction dealer under a Manufacturer Program in respect of or in connection with a Program Vehicle disposed of in accordance with such Manufacturer Program and (ii) each Incentive Receivable. Any Manufacturer Receivable shall be treated as principal proceeds for the purposes of this Base Indenture and any Series Supplement.

“Market Value” has the meaning specified in the Lease.

“Market Value Procedures” has the meaning specified in the Lease.

“Master Purchase and Sale Agreement” means the Amended and Restated Master Purchase and Sale Agreement to be dated as of June 30, 2021, by and among HVF III, as transferor, HGI, as transferor, Hertz, as transferor, and the new transferors party thereto from time to time, as amended, modified or supplemented from time to time in accordance with its terms.

“Material Adverse Effect” means, with respect to any occurrence, event or condition, applicable to any party to any of the Related Documents after the date hereof:

1.         a material adverse change in the financial condition, business, assets or operations of Hertz and its Consolidated Subsidiaries;

2.         a material adverse effect on the ability of HVF III or any Affiliate of HVF III that is a party to any of the Related Documents to perform its obligations under any of the Related Documents;

3.         a material adverse effect on the validity and enforceability of any Related Documents;

4.         a material adverse effect on HVF III’s interest in the Vehicles or the related Manufacturer Receivables; or

5.       an adverse effect on (i) the validity or enforceability of any Related Documents or (ii) on the validity, status, perfection or priority of the Lien of the Trustee in the Indenture Collateral or of the Collateral Agent in the Vehicle Collateral.

“Maximum Manufacturer Amount” means, as of any date of determination, with respect to a particular Manufacturer or group of Manufacturers, the lowest Maximum Manufacturer Amount with respect to such Manufacturer or group of Manufacturers specified with respect to such Manufacturer or group of Manufacturers in any Series Supplement under which Notes are Outstanding as of such date.

Schedule I - 12

“Mercedes” means Mercedes-Benz AG and its successors.

“Monthly Administration Fee” has the meaning specified in the Administration Agreement.

“Monthly Base Rent” has the meaning specified in the Lease.

“Monthly Casualty Report” has the meaning specified in the Lease.

“Monthly Noteholders’ Statement” means, with respect to any Series of Notes, a statement substantially in the form of an Exhibit to the applicable Series Supplement.

“Monthly Servicing Certificate” has the meaning specified in Section 4.1(c) (Reports and Instructions to Trustee) of this Base Indenture.

“Monthly Servicing Fee” has the meaning specified in the Lease.

“Monthly Variable Rent” has the meaning specified in the Lease.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Net Book Value” has the meaning specified in the Lease.

“New York UCC” means the UCC in effect in the State of New York.

“Nominee” means the party named as such in the Nominee Agreement and any successor thereto.

“Nominee Agreement” means the Fifth Amended and Restated Vehicle Title Nominee Agreement, to be dated as of June 30, 2021, by and among Hertz Vehicles LLC, HGI, HVF III, Hertz, the Collateral Agent, any party thereto from time to time acting as vehicle-only collateral agent, and those various “Nominating Parties” from time to time party thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Nominee LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Hertz Vehicles LLC, to be dated as June 30, 2021, as amended, modified or supplemented from time to time in accordance with its terms.

“Nominee-Servicer” has the meaning specified in the Nominee Agreement and any successor thereto.

“Non-Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is not a Program Vehicle as of such date.

“Note Obligations” means all principal and interest, at any time and from time to time, owing by HVF III on the Notes, all costs, fees and expenses payable by, or obligations of, HVF III under this Base Indenture and each other Related Document and any amounts asserted as due from HVF III under this Base Indenture and each other Related Document.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Schedule I - 13

“Note Rate” means, with respect to any Series of Notes, the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

“Note Register” has the meaning specified in Section 2.5 (Registrar and Paying Agent) of this Base Indenture.

“Noteholder” means the Person in whose name a Note is registered in the Note Register.

“Noteholder Intermediary” has the meaning specified in Section 10.1(i) (Duties of the Trustee).

“Notes” has the meaning specified in the recitals to this Base Indenture.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

“Operating Lease Commencement Date” has the meaning specified in the Lease.

“Operating Lease Event of Default” has the meaning specified in the Lease.

“Operating Lease Expiration Date” has the meaning specified in the Lease.

“Opinion of Counsel” means a written and signed opinion addressing questions of law from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to Hertz or any of its Affiliates, as the case may be. For the avoidance of doubt, the term “Opinion of Counsel” shall not include any opinion not bearing a signature.

“Other Series Collateral” has the meaning specified in Section 2.3 (Series Supplement for each Series of Notes) of this Base Indenture.

“Outstanding” has the meaning specified, with respect to any Series of Notes, in the applicable Series Supplement, but subject to the provisions of Section 2.11.

“Past Due Amounts” has the meaning specified in the Lease.

“Paying Agent” has the meaning specified in Section 2.5 (Registrar and Paying Agent) of this Base Indenture.

“Payment Date” means, unless otherwise specified in any Series Supplement for the related Series of Notes, the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing on July 26, 2021.

“Payment Date Directions” has the meaning specified, with respect to any Series of Notes, in the applicable Series Supplement.

“Permitted Check Payments” means (i) payments of sales proceeds of Vehicles made by check by auction dealers under the Manufacturer Program with Chrysler and (ii) payments made by check by GM, Hyundai and Subaru under their respective Manufacturer Programs.

“Permitted Investments” has the meaning specified, with respect to any Series of Notes, in the applicable Series Supplement.

Schedule I - 14

“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) Liens in favor of the Trustee pursuant to this Base Indenture and any Series Supplement, Liens in favor of the Collateral Agent or the Vehicle-Only Collateral Agent (as applicable) pursuant to the Collateral Agency Agreement, (iv) Liens in favor of an Enhancement Provider, provided, however, that such Liens referred to in this clause (iv) are subordinate to the Liens in favor of the Trustee, the Collateral Agent and have been consented to by the Trustee, and (v) any Lien or interest in or right with respect to any Vehicle arising out of or in connection with the sale of a Vehicle in the ordinary course.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.

“Plan” means any “employee pension benefit plan”, as such term is defined in ERISA, that is subject to Title IV of ERISA (other than a “multiemployer plan”, as defined in Section 4001 of ERISA) and to which any company in the Controlled Group has liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA for any time within the preceding five (5) years or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Pledged Equity Collateral Agent” means any trustee or collateral agent acting on behalf of any Pledged Equity Secured Party with respect to any of the SPV Issuer Equity.

“Pledged Equity Lender” means any Person who is a lender with respect to indebtedness of Hertz or any of its Affiliates where such indebtedness is secured by any of the SPV Issuer Equity.

“Pledged Equity Secured Party” means any Person who is (i) a secured party under a Pledged Equity Security Agreement or (ii) a Pledged Equity Lender.

“Pledged Equity Security Agreement” means any security agreement or intercreditor agreement with respect to any indebtedness of Hertz or any of its Affiliates where such indebtedness is secured by any of the SPV Issuer Equity.

“Potential Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.

“Potential Manufacturer Event of Default” means an event which, with the giving of notice, the passage of time or both, would constitute a Manufacturer Event of Default.

“Potential Operating Lease Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Operating Lease Event of Default.

“Power of Attorney” means a power of attorney in the form of Exhibit C to the Collateral Agency Agreement.

“Principal Amount” has the meaning specified, with respect to any Series, Class, Subclass or Tranche of Notes, in the applicable Series Supplement.

“Principal Collections” means any Collections other than Interest Collections.

“Principal Distribution Period” means, with respect to any Series, Class, Subclass or Tranche of Notes, the period specified in the applicable Series Supplement.

Schedule I - 15

“Principal Payment Amount” means, with respect to any Class of Notes, the amount (or amounts) specified in any applicable Series Supplement.

“Principal Terms” has the meaning specified in Section 2.3 (Series Supplement for each Series of Notes) of this Base Indenture.

“Proceeds” has the meaning specified in Section 9-102(a)(64) of the applicable UCC.

“Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is (i) eligible under, and subject to, a Manufacturer Program as of such date and (ii) not re-designated as a Non-Program Vehicle pursuant to the Lease as of such date.

“Qualified Institution” means a depository institution organized under the laws of the United States or any state thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States or any state thereof and subject to supervision and examination by federal or state banking authorities which at all times has the Required Rating and, in the case of any such institution organized under the laws of the United States, whose deposits are insured by the FDIC.

“Qualified Insurer” means a financially sound and responsible insurance company duly authorized and licensed where required by law to transact business and having a general policy rating of “A” or better by A.M. Best Company, Inc.

“Qualified Trust Institution” means an institution organized under the laws of the United States or any state thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States or any state thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) has capital, surplus and undivided profits of not less than $50,000,000 as set forth in its most recent published annual report of condition, and (iii) has a long term deposits rating of not less than “BBB-” by S&P, “Baa3” by Moody’s and, unless otherwise agreed to by Fitch, “BBB-” by Fitch.

“Qualifying Collateral Account” means any account held by a special purpose entity (i) that is used for the purchase of Vehicles and pledged to the Issuer, (ii) is subject to an account control agreement in favor of the Issuer and (iii) where the security interest in such account granted to the Issuer is assigned to the Trustee for the benefit of the Noteholders.

“Rating Agency” with respect to any Series, Class, Subclass or Tranche of Notes, has the meaning specified in the applicable Series Supplement; provided, that, if a Rating Agency ceases to rate the Notes of any Series, Class, Subclass or Tranche of Notes, such Rating Agency shall be deemed to no longer constitute a Rating Agency for all purposes with respect to such Series, Class, Subclass or Tranche of Notes.

“Rating Agency Condition” with respect to any Series, Class, Subclass or Tranche of Notes, has the meaning, if any, specified in the applicable Series Supplement; provided, to the extent any Series, Class, Subclass or Tranche of Notes is not rated by a Rating Agency, the “Rating Agency Condition” with respect to such Series, Class, Subclass and/or Tranche of Notes, as applicable, shall be deemed satisfied.

“Record Date” means, with respect to any Series, Class, Subclass or Tranche of Notes and any Payment Date, the date specified in the applicable Series Supplement.

“Registered Organization” means “registered organization” within the meaning of Section 9-102(a)(70) of Revised Article 9.

Schedule I - 16

“Registrar” has the meaning specified in Section 2.5 (Registrar and Paying Agent) of this Base Indenture.

“Rejected Vehicle” has the meaning specified in the Lease.

“Related Document Actions” has the meaning specified in Section 12.8(b) (Amendments and Waivers to Related Documents) of this Base Indenture.

“Related Documents” means, collectively, this Base Indenture, any Series Supplements, any Notes, the Master Purchase and Sale Agreement, the HVF Purchase Agreement, the HVIF Purchase Agreement, the Indemnification Agreement, the HVF III LLC Agreement, any HVF III Management Agreement, any Enhancement Agreement, any Swap Agreement, the Depository Agreements, the Collateral Agency Agreement, the Back-up Disposition Agent Agreement, the Back-up Administration Agreement, the Administration Agreement, the Lease Related Agreements and any other agreement designated in writing by HVF III to the Trustee as a “Related Document” and agreed to by the Majority Indenture Investors.

“Related Master Collateral” has the meaning specified in the Collateral Agency Agreement.

“Related Month” means, (i) with respect to any Payment Date or Determination Date, the most recently ended calendar month, (ii) with respect to any other date, the calendar month in which such date occurs and (iii) with respect to an Interest Period, the month in which such Interest Period commences; provided, however, that with respect to the above clause (i), the initial Related Month shall be the period from and including the Initial Closing Date to and including the last day of the calendar month in which the Initial Closing Date occurs.

“Rent” has the meaning specified in the Lease.

“Repurchase Period” means, with respect to any Program Vehicle, the period during which such Vehicle may be turned in to the Manufacturer thereof for repurchase or sale at Auction pursuant to the applicable Manufacturer Program.

“Repurchase Price” has the meaning specified in the Lease.

“Repurchase Program” has the meaning specified in the Lease.

“Required Enhancement Amount” means, with respect to any Series, Class, Subclass or Tranche of Notes, the amount specified in the applicable Series Supplement.

“Required Rating” means (i) a short-term certificate of deposit rating from Moody’s of “P-1,” from S&P of at least “A-1+” and, if rated by Fitch, from Fitch of at least “F1+” and (ii) a long-term unsecured debt rating of not less than “Aa3” by Moody’s, not less than “AA-” by S&P and, unless otherwise agreed to by Fitch, not less than “AA-” by Fitch.

“Required Series Noteholders” has the meaning specified, with respect to any Series, Class, Subclass or Tranche of Notes, in the applicable Series Supplement.

Schedule I - 17

“Required Standstill Provisions” means with respect to any Pledged Equity Security Agreement and with respect to any Pledged Equity Secured Party and Pledged Equity Collateral Agent thereunder, terms pursuant to which such Pledged Equity Secured Party and Pledged Equity Collateral Agent agree substantially to the effect that:

(a)          prior to the date that is one year and one (1) day after the payment in full of all of the Note Obligations,

(i)            such Pledged Equity Collateral Agent and each Pledged Equity Secured Party shall not be entitled at any time to (A) institute against, or join any other person in instituting against, HVF III any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any State thereof or of any foreign jurisdiction, (B) transfer and register any of the SPV Issuer Equity in the name of such Pledged Equity Collateral Agent or a Pledged Equity Secured Party or any designee or nominee thereof, (C) foreclose such security interest regardless of the bankruptcy or insolvency of Hertz or any of its Subsidiaries, (D) exercise any voting rights granted or appurtenant to such SPV Issuer Equity or (E) enforce any right that the holder such SPV Issuer Equity might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of HVF III; and

(ii)           each of such Pledged Equity Collateral Agent and each other Pledged Equity Secured Party waives and releases any right to (A) require that HVF III be in any manner merged, combined, collapsed or consolidated with or into Hertz or any of its Subsidiaries, including by way of substantive consolidation in a bankruptcy case or similar proceeding, (B) require that the status of HVF III as a separate entity be in any respect disregarded, (C) contest or challenge, or join any other Person in contesting or challenging, the transfers of any securitization assets from Hertz or any of its Subsidiaries to HVF III, whether on grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution” or (D) contest or challenge, or join any other Person in contesting or challenging, any agreement pursuant to which any assets are leased by HVF III to any Person as other than a “true lease”;

(b)         upon the transfer by Hertz or any of its Subsidiaries (other than HVF III or any other special purpose subsidiary of Hertz) of securitization assets to HVF III or any other such special purpose subsidiary in a securitization as permitted under such Pledged Equity Security Agreement, any liens with respect to such securitization assets arising under the loan and security documentation with respect to such Pledged Equity Security Agreement shall automatically be released (and the Pledged Equity Collateral Agent is authorized to execute and enter into any such releases and other documents as Hertz may reasonably request in order to give effect thereto);

(c)         each of such Pledged Equity Collateral Agent and each Pledged Equity Secured Party shall take no action related to any SPV Issuer Equity that would cause HVF III to breach any of its covenants in its certificate of formation or limited liability company agreement (each in the case of HVF III) or in any other Related Document or to be unable to make any representation in any such document;

(d)         each of such Pledged Equity Collateral Agent and each Pledged Equity Secured Party acknowledges that it has no interest in, and will not assert any interest in, the assets owned by HVF III other than, following a transfer of any pledged SPV Issuer Equity to the Pledged Equity Collateral Agent in connection with any exercise of remedies pursuant to such Pledged Equity Security Agreement, the right to receive lawful dividends or other distributions when paid by HVF III from lawful sources and in accordance with the Related Documents and the rights of a member of HVF III; and

(e)          each such Pledged Equity Collateral Agent and each Pledged Equity Secured Party agree and acknowledge that: (i) each of the Trustee, the Collateral Agent, each Enhancement Provider and any other agent and/or trustee acting on behalf of the Noteholders is an express third party beneficiary with respect to the provisions set forth in clause (a) above and (ii) each of the Trustee, the Collateral Agent, each Enhancement Provider and any other agent and/or trustee acting on behalf of the Noteholders shall have the right to enforce compliance by the Pledged Equity Collateral Agent and each Pledged Equity Secured Party with respect to any of the foregoing clauses (a) through (d).

Schedule I - 18

“Required Contractual Criteria” has the meaning specified in the Lease.

“Requirement of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Responsible Officer” means, with respect to the Collateral Agent or the Vehicle-Only Collateral Agent, any officer within the corporate trust department of the Collateral Agent, including any Vice President, Assistant Vice President or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Collateral Agency Agreement.

“Revised Article 8” means Article 8 of the New York UCC.

“Revised Article 9” means Article 9 of the New York UCC.

“Revolving Period” has the meaning specified, with respect to each Series, Class, Subclass or Tranche of Notes, in the Series Supplement with respect to such Series, Class, Subclass or Tranche of Notes.

“S&P” means S&P Global, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

“Sale Receivables” means an amount required to be paid (although such payment may be contingent upon achieving certain fleet purchase volumes and mix requirements) by a Manufacturer relating to the sale of any Vehicle pursuant to the respective Manufacturer’s Repurchase Program or Guaranteed Depreciation Programs, which amount required to be paid has been properly assigned to HVF III and in which the Collateral Agent or the Trustee has a first priority perfected security interest and would properly be recorded as a receivable in accordance with GAAP.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Entitlement” means “security entitlement” within the meaning of Section 8-102(a)(17) of the New York UCC.

“Series Account” means any account or accounts established pursuant to a Series Supplement for the benefit of a Series, Class, Subclass or Tranche of Notes.

“Series Closing Date” means, with respect to any Series of Notes, the date specified as such in the applicable Series Supplement.

“Series of Notes” or “Series” means, each Series of Notes issued and authenticated pursuant to this Base Indenture and a Series Supplement.

Schedule I - 19

“Series Related Documents” shall have the meaning, with respect to any Series of Notes, set forth in the Series Supplement with respect to such Series.

“Series Supplement” means, a supplement to this Base Indenture in conjunction with the issuance of a Series of Notes complying (to the extent applicable) with the terms of Section 2.3 (Series Supplement for each Series of Notes) of this Base Indenture.

“Series Supplemental Indenture” means a supplement to a Series Supplement complying with the terms of the related Series Supplement or, to the extent applicable, with the terms of Article XII (Amendments) of this Base Indenture.

“Series-Specific Collateral” means collateral that is to be solely for the benefit of the noteholders of any Series of Notes as specified in the related Series Supplement.

“Servicer” means Hertz, in its capacity as servicer under the Lease and the Collateral Agency Agreement, as applicable, and any successor thereto.

“Servicer Default” has the meaning specified in the Lease.

“Servicing Standard” has the meaning specified in the Lease.

“SPV Issuer Equity” has the meaning specified in Section 7.12 (Ownership of Limited Liability Company Interests; Subsidiary) of this Base Indenture.

“Subaru” means Subaru of America, Inc., a New Jersey corporation, and its successors.

“Subclass” means, with respect to any Class of any Series of Notes, any one of the subclasses of Notes of such Class as specified in the Series Supplement for such Series.

“Subordinated Series of Notes” means a subordinated Series of Notes (other than, for the avoidance of doubt, a subordinated Class of Notes issued pursuant to a Series Supplement) which is fully subordinated to each Series of Notes Outstanding (other than any other previously issued Subordinated Series of Notes).

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such parent or (b) that is, at the time any determination is being made, otherwise controlled, by such parent or one or more subsidiaries of such parent or by such parent and one or more subsidiaries of such parent.

“Supplemental Documents” has the meaning specified in Schedule I to the Lease.

“Supplemental Indenture” means a supplement to this Base Indenture complying (to the extent applicable) with the terms of Article XII (Amendments) of this Base Indenture.

“Swap Agreement” means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by HVF III in connection with the issuance of a Series of Notes, as specified, and designated, as a “Swap Agreement”, in the applicable Series Supplement, providing limited protection against interest rate risks.

“Swap Payments” means amounts payable to or receivable by HVF III pursuant to any Swap Agreement.

Schedule I - 20

“Tax Opinion” means an Opinion of Counsel to be delivered in connection with the issuance of a new Series of Notes to the effect that, for United States federal income tax purposes, (i) such new Series of Notes will be treated as indebtedness (or, to the extent that any portion of such Series of Notes is not expected to be investment grade, should be treated as indebtedness), (ii) the issuance of such new Series of Notes will not affect adversely the United States federal income tax characterization of any Series of Notes Outstanding or Class thereof that was (based upon an Opinion of Counsel) characterized as debt at the time of their issuance and (iii) HVF III will not be classified as an association or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes; provided that no such Opinion of Counsel shall be required for any Notes held by Hertz or one of its Affiliates.

“Tranche” means, with respect to any Class of Notes, any one of the tranches of Notes of such Class as specified in the Series Supplement for such Series.

“Trust Officer” means any officer within the corporate trust department of the Trustee, including any vice president, assistant secretary, associate, senior associate, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of this Base Indenture.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under this Base Indenture and under each Series Supplement and any successor thereto.

“Turnback Date” has the meaning specified in the Lease.

“U.S. Government Obligations” means direct obligations of the United States, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States is pledged as to full and timely payment of such obligations.

“UCC” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“Vehicle” means a passenger automobile, van or light-duty or medium-duty truck which is owned by HVF III and leased by HVF III to the Lessee pursuant to the Lease.

“Vehicle Collateral” means the Related Master Collateral with respect to the Trustee, as a Beneficiary pursuant to the HVF III Financing Source and Beneficiary Supplement, under the Collateral Agency Agreement.

“Vehicle-Only Collateral Agent” means a newly created special purpose entity, in its capacity as vehicle-only collateral agent under the Collateral Agency Agreement, and any successor thereto or permitted assign in such capacity thereunder.

“Vehicle Operating Lease Commencement Date” has the meaning specified in the Lease.

“Vehicle Operating Lease Expiration Date” has the meaning specified in the Lease.

“VIN” means vehicle identification number.

Schedule I - 21

Exhibit A
TO BASE INDENTURE

FORM OF MONTHLY SERVICING CERTIFICATE

HERTZ VEHICLE FINANCING III LLC

Pursuant to Section 4.1(c) (Reports and Instructions to Trustee) of the Base Indenture dated as of June 29, 2021 for Rental Car Asset Backed Notes (Issuable in Series) by and between Hertz Vehicle Financing III LLC, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Base Indenture”), the undersigned __________________, __________________ of Hertz Vehicle Financing III LLC, does hereby certify to the best of his or her knowledge after due investigation that:

(A)	Attached hereto is a true and correct copy of the Monthly Noteholders’ Statement hereby delivered on or before the fourth (4th) Business Day prior to the upcoming Payment Date pursuant to Section 4.1(d) (Reports and Instructions to Trustee) of the Base Indenture.

The undersigned has read the provisions of the Base Indenture relating to the foregoing, has made due investigation into the matters discussed herein, which investigation has enabled him to express an informed opinion on the foregoing and, in the opinion of the undersigned, those conditions or covenants contained in the Base Indenture which relate to the above matters have been complied with.

Capitalized terms used herein shall have the meanings set forth in the Base Indenture and Schedule I (Definitions List) thereto.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate this ___ day of ________________, ___.

Name:
Title:

Exhibit A - 1

Exhibit B
TO BASE INDENTURE

FORM OF OFFICER’S CERTIFICATE

______________________

The undersigned, [                  ], a [                  ] of Hertz Vehicle Financing III LLC, a Delaware limited liability company (the “Company”), pursuant to Section 8.25(a) (Manufacturer Programs) of the Base Indenture dated as of June 29, 2021 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), hereby certifies that (i) the Company is in receipt of the preliminary Manufacturer Program (as defined in Schedule I (Definitions List) to the Base Indenture) for [name of manufacturer] for the [ ] model year, (ii) upon review of such Manufacturer Program, there are no changes to the terms and conditions of the Manufacturer Program as compared to the Manufacturer Program for the previous model year that are likely to have a material adverse effect on HVF III and (iii) the undersigned has no reason to believe that there will be any changes to the terms and conditions of the final Manufacturer Program for the [ ] model year as compared to the Manufacturer Program for the previous model year that would be likely to have a material adverse effect on HVF III.

IN WITNESS WHEREOF, the undersigned has executed this certificate this _____ day of _______________, 20___.

[Name]

[Title]

Exhibit B - 1